--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                  ------------------

                                 AMENDMENT NO. 3 TO

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

              Filed by the Registrant /X/
              Filed by a Party other than the Registrant / /

              Check the appropriate box:
                   /X/  Preliminary Proxy Statement
                   / /  Confidential, for Use of the Commission   Only (as
                        permitted by Rule 14a-6(e)(2))
                   / /  Definitive Proxy Statement
                   / /  Definitive Additional Materials
                   / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 DELTA HOLDING, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
    / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
    / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11
                              CALCULATION OF FILING FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         PER UNIT PRICE OR OTHER
                                                           UNDERLYING VALUE OF        PROPOSED
    TITLE OF EACH CLASS OF       AGGREGATE NUMBER OF     TRANSACTION COMPUTED          MAXIMUM
      SECURITIES TO WHICH        SECURITIES TO WHICH     PURSUANT TO EXCHANGE     AGGREGATE VALUE OF
      TRANSACTION APPLIES        TRANSACTION APPLIES          ACT RULE 0-11          TRANSACTION             TOTAL
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

              ---                        ---                       ---                    ---                ---

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    /X/  Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:    $125        Filing Party:    Delta Holding, Inc.
                       -------------                 ---------------------------

Form, Schedule or
Registration
Statement No.: File No.   0-24010      Date Filed:       January 16, 1996
                       -------------                 ---------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PRELIMINARY COPIES
                                 DELTA HOLDING, INC.
                            258 S.W. 43rd Street, Suite A
                              Renton, Washington  98055

                                   February X, 1997

Dear Shareholder:

    A Special Meeting of Shareholders of Delta Holding, Inc. (the "Company") will be held on Wednesday, March 26, 1997, at 10 a.m. Pacific Standard Time at the Best Western Bellevue Inn, 11211 Main Street, Bellevue, Washington 98004.

    You are being asked to consider a proposal of great importance--the adoption of a Plan of Complete Liquidation and Dissolution (the "Plan"). In addition, you will have the opportunity to vote for an individual to serve as the Class A director and two individuals to serve as the Class B directors on the Company's staggered Board of Directors.

    The Board of Directors has approved the Plan and, as required by applicable Washington law, is submitting the Plan to the shareholders for approval. The Plan will be adopted if approved by shareholders who hold two-thirds or more of the Company's outstanding shares. If the Plan is adopted, the Company's assets, subject to existing liabilities, will be transferred to a liquidating trust, established for the sole purpose of collecting and disposing of the Company's assets, paying off and discharging liabilities, and distributing the net proceeds to the shareholders.

    Each of the members of the Board of Directors recommends approval of these proposals. The formal Notice of Meeting and Proxy Statement appear on the following pages and contain detailed discussions of these proposals. We urge you to read carefully the description of these proposals in the Proxy Statement.

    We hope you can attend the meeting. However, whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card as soon as possible in the enclosed envelope. If you attend the meeting, you may revoke your proxy if you wish and vote personally. It is important that your shares be represented.

                                      SINCERELY,


                                  GORDON H. CHEADLE
                                    PRESIDENT AND
                              VICE CHAIRMAN OF THE BOARD

                                                              PRELIMINARY COPIES

                                 DELTA HOLDING, INC.
                            258 S.W. 43RD STREET, SUITE A
                                  RENTON, WA  98055
                              TELEPHONE:  (206) 251-9192

                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD MARCH 26, 1997


    Notice is hereby given that a Special Meeting of the Shareholders of Delta Holding, Inc., a Washington corporation (the "Company"), will be held at the Best Western Bellevue Inn, 11211 Main Street, Bellevue, Washington 98004, on Wednesday, March 26, 1997, at 10 a.m. Pacific Standard Time for the following purposes:

    (1) to consider and act upon a resolution to consent to, approve and adopt the Plan of Complete Liquidation and Dissolution which is described in and attached as Exhibit A to the accompanying Proxy Statement;

    (2) to elect an individual to serve as the Class A director and two individuals to serve as the Class B directors on the staggered Board of Directors; and

    (3) to transact such other business as may properly come before such Special Meeting or any adjournments thereof.


    The Board of Directors has set the close of business on February 1, 1997 as the date for the determination of the shareholders entitled to notice of and to vote at such Special Meeting and, accordingly, only such persons as are holders of record of Common Stock of the Company at the close of business on that date will be entitled to vote at such Special Meeting or any adjournments thereof.

    Your attention is directed to the Proxy Statement which follows.

                                  By Order of the Board of Directors


                                  Gordon H. Cheadle
                                  President and Vice Chairman of the Board

February X, 1996
Renton, Washington

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY IF YOU WISH AND VOTE PERSONALLY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.

                                                              PRELIMINARY COPIES

                                 DELTA HOLDING, INC.
                            258 S.W. 43RD STREET, SUITE A
                                  RENTON, WA  98055
                              TELEPHONE:  (206) 251-9192

                        PROXY STATEMENT FOR SPECIAL MEETING OF
                      SHAREHOLDERS TO BE HELD ON MARCH 26, 1997

                                     INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Holding, Inc., a Washington corporation (the "Company"), for the Special Meeting of Shareholders (the "Special Meeting") to be held at 10 a.m., Pacific Standard Time on Wednesday, March 26, 1997, at the Best Western Bellevue Inn, 11211 Main Street, Bellevue, Washington 98004, or at any adjournments thereof. This Proxy Statement, the accompanying Proxy and other information are being mailed to shareholders on or about February X, 1997. This Proxy Statement should be read both carefully and in its entirety before a shareholder votes upon the proposals presented at the Special Meeting.


    A shareholder giving a proxy on the enclosed form has the power to revoke it by written communication delivered to the Secretary of the Company at any time before the proxy is exercised or by a duly executed proxy bearing a later date. If a shareholder attends the Special Meeting and wishes to vote his or her shares in person, his or her proxy will not be used. All proxies not so revoked will be voted as instructed therein. In the absence of any instruction, such proxies will be voted "FOR" the proposals set forth in the foregoing Notice of Special Meeting of Shareholders.


    In addition to the solicitations by mail, the officers and regularly engaged employees of the Company may solicit proxies by telephone, telegraph or personal calls, at no additional compensation. The Company has also engaged Hebert Research, Inc. to assist in soliciting proxies for the Special Meeting. Banks, brokerage firms, custodians, nominees and fiduciaries may be reimbursed by the Company for their reasonable out-of-pocket expenses in sending proxy material to their principals.


    Only holders of record of the Company's common stock, $1.00 par value ("Common Stock"), at the close of business on February 1, 1997, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof. The total number of outstanding shares of Common Stock as of that date was 484,128. As of the date of this Statement, the Company knows of no other business which will be presented for consideration at the Special Meeting. However, the proxies solicited hereby will be exercised on any other matters and proposals that may properly come before the Special Meeting or any adjournments thereof in accordance with the discretion of the persons named therein. The presence at the Special Meeting, in person or by proxy, of a majority of the shares outstanding and entitled to vote will constitute a quorum for the transaction of business.

                                       CONTENTS


Summary Of The Proxy Statement  . . . . . . . . . . . . . . . . . . . . . . . 1
    Proposal No. 1--Adoption of the Plan  . . . . . . . . . . . . . . . . . . 1
         Principal Provisions of the Plan . . . . . . . . . . . . . . . . . . 1
         Reasons for Adopting the Plan  . . . . . . . . . . . . . . . . . . . 3
         Disadvantages in Adopting the Plan . . . . . . . . . . . . . . . . . 3
         Estimated Liquidation Value of the Company's Assets  . . . . . . . . 4
         Accounting Treatment of Transaction  . . . . . . . . . . . . . . . . 4
         Federal Income Tax Consequences  . . . . . . . . . . . . . . . . . . 5
         Absence of Appraisal Rights  . . . . . . . . . . . . . . . . . . . . 5
         Recommendation of the Board  . . . . . . . . . . . . . . . . . . . . 5
         Shareholder Vote . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Plans in Event Proposal No. 1 is Not Approved  . . . . . . . . . . . 5
    Proposal No. 2--Election of Class A Director and Class B
         Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
    Payment of Class 5 Claims . . . . . . . . . . . . . . . . . . . . . . . . 6
Proposal No. 1--Adoption of the Plan  . . . . . . . . . . . . . . . . . . . . 8
    Background Information  . . . . . . . . . . . . . . . . . . . . . . . . . 8
    Warranty Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
    Reasons for Adopting the Plan . . . . . . . . . . . . . . . . . . . . . .10
    Disadvantages in Adopting the Plan  . . . . . . . . . . . . . . . . . . .13
    Factors Relating to Liquidation Value of the Company's Assets . . . . . .14
    Estimated Liquidation Value of the Company's Assets . . . . . . . . . . .15
    Principal Provisions of the Plan  . . . . . . . . . . . . . . . . . . . .15
    Dissolution Proceedings . . . . . . . . . . . . . . . . . . . . . . . . .17
    Liquidating Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
    Close of Transfer Books . . . . . . . . . . . . . . . . . . . . . . . . .20
    Absence of Appraisal Rights . . . . . . . . . . . . . . . . . . . . . . .20
    Recommendation of the Board . . . . . . . . . . . . . . . . . . . . . . .20
    Required Shareholder Approval . . . . . . . . . . . . . . . . . . . . . .20
    Consequences of Failure to Approve Proposal No. 1 . . . . . . . . . . . .20
Federal Income Tax Consequences of the Plan . . . . . . . . . . . . . . . . .21
    Consequences to the Company . . . . . . . . . . . . . . . . . . . . . . .21
         Distribution of Property . . . . . . . . . . . . . . . . . . . . . .21
         Income Prior to Complete Liquidation Dissolution . . . . . . . . . .22
    Consequences to Shareholders  . . . . . . . . . . . . . . . . . . . . . .22
         Gain and Loss on Transfer of Assets  . . . . . . . . . . . . . . . .22
         Gain and Loss From Ongoing Operations of the Liquidating Trust . . .23
    Liquidating Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

    Qualification as a Grantor Trust  . . . . . . . . . . . . . . . . . . . .24
    Backup Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . .25
Proposal No. 2--Election of Directors . . . . . . . . . . . . . . . . . . . .25
The Company's Business  . . . . . . . . . . . . . . . . . . . . . . . . . . .27
The Company's Properties  . . . . . . . . . . . . . . . . . . . . . . . . . .28
    Leased Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
    Owned Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
Recent Property Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
Plans Regarding Sale of the Company's Remaining Real Estate Assets  . . . . .31
Payment of Class 5 Claims . . . . . . . . . . . . . . . . . . . . . . . . . .32
Management's Discussion and Analysis of Results of Operations and
    Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . .33
    Results of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .34
         Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
         For the Nine Months Ended October 31, 1996 vs. The
              Nine Months Ended September 30, 1995 . . . . . . . . . . . . . 34
         For the Year Ended December 31, 1995 vs. The Year
              Ended December 31, 1994  . . . . . . . . . . . . . . . . . . . 35
    Discontinued Operations  . . . . . . . . . . . . . . . . . . . . . . . . 36
    Financial Condition, Liquidity and Future Plans  . . . . . . . . . . . . 36
Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Security Ownership of Management . . . . . . . . . . . . . . . . . . . . . . 38
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
    Board Report on Executive Compensation . . . . . . . . . . . . . . . . . 39
    Executive Compensation Table . . . . . . . . . . . . . . . . . . . . . . 40
Transactions Involving Directors . . . . . . . . . . . . . . . . . . . . . . 41
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Market Price of and Dividends on Common Equity and Other
    Shareholder Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Proposals of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . 44
Delay in Holding Annual Meeting  . . . . . . . . . . . . . . . . . . . . . . 45
Delinquent SEC Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Solicitation of Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . 48
                                       EXHIBITS
Plan of Complete Liquidation and Dissolution. . . . . . . . . . . . . . . . . A
Form of Liquidating Trust Agreement . . . . . . . . . . Appendix I to Exhibit A
Historical Financial Statements . . . . . . . . . . . . . . . . . . . . . . . B
Unaudited Pro Forma Consolidated Balance Sheet. . . . . . . . . . . . . . . . C

                            Summary Of The Proxy Statement

    The following is a summary of material information concerning the proposals to be voted upon by the shareholders and of certain other information contained in this Proxy Statement. This summary is included for convenience only and is not to be considered complete. It is qualified in its entirety by the more detailed information and financial statements contained elsewhere in this Proxy Statement.

    At the Special Meeting of Delta Holding, Inc., a Washington corporation (the "Company"), shareholders will be asked (i) to consent to, approve and adopt the Plan of Complete Liquidation and Dissolution (the "Plan") attached to this Proxy Statement as Exhibit A and (ii) to elect Gordon H. Cheadle as the Class A director to serve until the Company's 1998 Annual Meeting and Maynard G. Norman and Terry L. Switzer as the Class B directors to serve until the Company's 1999 Annual Meeting.

PROPOSAL NO. 1--ADOPTION OF THE PLAN

    PRINCIPAL PROVISIONS OF THE PLAN

    The Board of Directors (the "Board") has approved the Plan and, as required by applicable Washington law, is submitting the Plan to shareholders for approval. The Plan will be adopted if approved by shareholders who hold two-thirds or more of the Company's outstanding shares. The following is a brief summary of the principal features of the Plan:

     (i) If the Plan is adopted, all of the Company's assets, subject to existing liabilities, will be transferred to a liquidating trust (the "Liquidating Trust") established for the sole purpose of collecting and disposing of the Company's assets, paying off and discharging liabilities, and distributing the net proceeds to the shareholders.

    (ii) The Company will file articles of dissolution with the Washington Secretary of State to dissolve the corporation under applicable state law. Following dissolution, the Company will remain in existence for the sole purpose of taking steps necessary to transfer to the Liquidating Trust assets subject to liabilities, and to facilitate the discharge of liabilities, including determining whether and to what extent to notify its known claimants of the dissolution in order to take advantage of the statutory prohibition blocking claims against the Company if not asserted within 120 days from the date of written notice to known creditors.

   (iii) Shareholders as of February 1, 1997 will automatically receive their pro rata share of the beneficial interests in the Liquidating Trust if the Plan is approved and the Liquidating Trust is established. Shareholders will not be required to surrender their stock certificates in order to acquire their beneficial interests in the Liquidating Trust. After issuance of the beneficial interests, such interests are not transferable except for transfers by will, intestate succession or operation of law and except for transfers from the record holder of shares to the beneficial owner of such shares.

    (iv) The Liquidating Trust, which will be organized pursuant to the Liquidating Trust Agreement, will be administered by three trustees (the "Trustees") who will have broad authority to administer the Liquidating Trust and to dispose of its assets, subject to certain limitations set forth in the Liquidating Trust Agreement. Gordon
            H. Cheadle, James F. Johannes and Maynard G. Norman, who have served as three of the Company's five directors, will serve as the initial Trustees.

     (v) The Trustees are charged with the responsibility of disposing of the assets transferred to the Liquidating Trust and held on behalf of the Liquidating Trust's beneficiaries. It is anticipated that the Trustees will attempt to sell assets for cash, but are authorized to sell assets on terms, if the Trustees believe in their discretion that such sales maximize the prices at which the assets can be sold. In no event will, however, the Trustees accept a deferred payment arrangement providing for a final payment on the assets sold that is more than three years after the establishment of the Liquidating Trust.

    (vi) Each of the beneficiaries in the Liquidating Trust will be entitled to its pro rata share of distributions, if any, made by the Liquidating Trust. It will be left to the discretion of the Trustees to determine when such distributions should be made. The Trustees may make one or more distributions as assets are sold and the assumed liabilities discharged or postpone distributions until all liabilities have been discharged or the discharge thereof provided for and the final amounts available for distribution have been determined.

     (vii) After establishing the Liquidating Trust and transferring to it the Company's assets, subject to existing liabilities, the Company will deregister as a public company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and will no longer be subject to the periodic reporting obligations imposed upon public companies.

     (viii) The Liquidating Trust Agreement imposes certain reporting obligations upon the Trustees for the benefit of the beneficiaries. As soon as possible after the close of each calendar year, the Trustees will mail to beneficiaries a statement reflecting information which may be helpful in determining the amount of taxable income from the Liquidating Trust that they should include in their federal income tax returns. In addition, after the termination of the Liquidating Trust, the Trustees will be required to submit a written report and accounting to the beneficiaries that will include financial statements of the Liquidating Trust. There is no requirement that such financial statements be audited or certified by an independent certified public accounting firm. The Trustees may submit special reports for interim periods if they deem it advisable.

     REASONS FOR ADOPTING THE PLAN

     The Board is recommending the adoption of the Plan for the following reasons:

     (i) With the Company's sale of its warranty business, the Company has no operating business and owns only real estate assets, each of which is on the market, making this an opportune time to proceed with the dissolution of the Company and the final liquidation of its assets;

     (ii) Adoption of the Plan is appropriate, in the Board's view, to realize one of the primary objectives of the Second Amended Plan of Reorganization (the "Second Amended Plan"), the liquidation of assets and distribution to shareholders of their pro rata share of the Company's net value;

     (iii) The Company's dissolution, and the establishment of the Liquidating Trust, will eliminate certain administrative costs that otherwise would have been incurred by the Company during liquidation if the Company were not to be dissolved; and

     (iv) The Plan represents, in the Board's opinion, the most prudent way for the Company to discharge its known liabilities and to provide for contingent and unknown liabilities.


     DISADVANTAGES IN ADOPTING THE PLAN

     If the Plan is approved by shareholders, the Company will cease to be a public company and the Company's assets and liabilities will be assigned and transferred to the Liquidating Trust. This change in status might arguably disadvantage shareholders in several ways. Since the Liquidating Trust, as the Company's successor, would not be subject to the periodic reporting requirements of the 1934 Act, shareholders will not have public access to the same type of information regarding the Company that would have been available had the Company remained a public company. The Trustees are not required to furnish the beneficiaries quarterly or annual reports, although it is anticipated that the Trustees will provide interim reports of the Liquidating Trust's affairs. The Trustees must submit to the beneficiaries a final accounting of the Liquidating Trust. There is no requirement that financial statements of the Trust be audited. In contrast, the Company is now required to file with the SEC quarterly and annual reports, and special interim reports when material events affecting the Company occur, and the financial statements in the Company's annual reports must be audited by independent public accountants. The Trustees of the Liquidating Trust are appointed, and continue to serve as trustees, pursuant to the terms of the Liquidating Trust Agreement. Beneficiaries do not elect each year persons to serve as Trustees and do not have the democracy rights available to shareholders in a public company. The interests of the beneficiaries are not transferable, except in limited instances. See "Proposal No. 1--Adoption of the Plan--Liquidating Trust" as to the beneficiaries' right to transfer interests in the Liquidating Trust.

     ESTIMATED LIQUIDATION VALUE OF THE COMPANY'S ASSETS


     While it is impossible to determine with certainty what amount, if any, will be available for distribution to shareholders if the plan is adopted, the Company has prepared a Pro Forma Consolidated Balance Sheet and included it in Exhibit C attached to this Proxy Statement. As set forth in the Pro Forma Consolidated Balance Sheet, assuming upon dissolution of the Company and transfer of its assets to the Liquidating Trust as of October 1, 1996, and based upon certain assumptions regarding the assets, liabilities and expenses of the Company, at dissolution the net equity per share of Common Stock would have been $2.44. This amount does not take into account interest income that may be earned on cash held by the Liquidating Trust prior to the time it terminates. Accordingly, based on the assumptions set forth in the Pro Forma Consolidated Balance Sheet and the assumption that the cash held by the Liquidating Trust will generate some interest income, the Company estimates that the liquidating distribution from the Liquidating Trust will be between $2.44 and $2.69 per share of Common Stock. However, the amount, if any, that may be available when the Liquidating Trust has completed liquidation of the assets transferred to it is contingent upon a number of factors, some of which will be out of the control of the Company and the Liquidating Trust. See "Proposal No. 1--Adoption of the Plan--Factors Relating to Liquidation Value of the Company's Assets" and "--Estimated Liquidation Value of the Company's Assets" below.

     ACCOUNTING TREATMENT OF TRANSACTION

     The Company currently uses historical based cost accounting for preparation of its financial statements. If approved, the liquidation and dissolution proposal will be reflected in the Company's financial statements using the liquidation basis of accounting, which values assets at their estimated net realizable value and liabilities at their estimated settlement amount.

     FEDERAL INCOME TAX CONSEQUENCES

     The liquidation of the Company will constitute a taxable event for the shareholders and the Company. Each shareholder's taxable gain or loss, for federal income tax purposes, will be measured, on a "per share" basis, by the difference between (i) the shareholder's pro rata share of the fair market value, net of liabilities, of the assets transferred to the Liquidating Trust and (ii) the shareholder's basis in his or her Company Common Stock. Loss will be recognized only when the final distribution from the Company has been received or is determinable with reasonable certainty and only if the aggregate value of the distributions with respect to a share is less than the shareholder's adjusted basis therein. The Company will recognize gain or loss on the transfer of its assets to the Liquidating Trust equal to the difference between the fair market value of the assets and the Company's adjusted basis therein. See "Federal Income Tax Consequences of the Plan."

     ABSENCE OF APPRAISAL RIGHTS

     Under Washington law, shareholders of the Company will not be entitled to appraisal rights or similar rights of dissenters with respect to the Plan.

     RECOMMENDATION OF THE BOARD

     Each of the five members of the Board voted to recommend a vote for adoption of the Plan.

     SHAREHOLDER VOTE

     The affirmative vote of two-thirds or more of the Company's shares outstanding and entitled to vote is required for adoption of the Plan. As a result, any shares not voted (whether by abstention, broker nonvote or otherwise) will have the same effect as a vote against the proposal.

     PLANS IN EVENT PROPOSAL NO. 1 IS NOT APPROVED

     Whether or not the Plan is approved, the Company does not intend to pursue any new business activities, and the Board intends to continue the Company's efforts to sell all remaining assets as soon as acceptable offers can be secured. The sale of such assets, which are owned by the Company through wholly owned subsidiaries, does not, in the Board's opinion, require the approval of the shareholders. At such time as the Company has disposed of all real estate and other assets, it will cease active operations and again solicit the approval of the shareholders to file for dissolution.

PROPOSAL NO. 2--ELECTION OF CLASS A DIRECTOR AND CLASS B DIRECTORS

     It is proposed that Gordon H. Cheadle, one of the Company's directors, be elected to serve as the Class A director until the sooner of (i) the expiration of his term, which is a three-year term expiring with the 1998 Annual Meeting, or (ii) his successor is duly elected and qualified. It is also proposed that Maynard G. Norman, one of the Company's current directors, and Terry L. Switzer, the Company's Vice President and Secretary, be elected to serve as the Class B directors until the sooner of (i) the expiration of their term, which is a three-year term expiring with the 1999 Annual Meeting, or (ii) their successors are duly elected and qualified. Under the Company's Articles of Incorporation, the Board has three classes of directors, with members of each class serving for three-year terms. At this meeting, one Class A director and two Class B directors are to be elected. The Class A director would have been elected at the 1995 Annual Meeting but for the delay in holding of such meeting. See "Delay in Holding Annual Meeting" below.

     Holders of shares of Common Stock are entitled to one vote per share with respect to the election of each director proposed for election at the Special Meeting. Shareholders will have a quorum for conducting business at the Special Meeting if a majority of the outstanding shares entitled to vote are represented in person or by proxy. The affirmative vote of a majority of the shares represented at the meeting is required to elect the Class A director and each of the Class B directors. Any shares not voted (whether by abstention, broker nonvote or otherwise) will have no impact on the vote, as long as a quorum for conducting business is represented at the Special Meeting.

PAYMENT OF CLASS 5 CLAIMS

     Prior to 1988, Delta Financial Services, Inc. ("DFS"), a predecessor to the Company, which is now a wholly owned subsidiary, offered a note and deed of trust program. Participants in this program loaned funds to DFS in exchange for promissory notes secured by liens against property owned by DFS. The priority of these liens was established by the order in which the loans were made to DFS and the related deeds of trust recorded against the DFS properties given as collateral. Under the Second Amended Plan, which was adopted by the Company in 1993, the outstanding notes issued under this program were characterized as Class 5 Claims against the Company, retaining their liens against the collateral and recognized as having a value equal to 100% of the claims, together with accrued interest, as of the effective date of the Second Amended Plan. The Company obligated itself to pay accrued interest on the outstanding balance of such Class 5 Claims at 4% per annum on September 1 of each year, commencing on September 1, 1994, and continuing until September 1, 1996 or the earlier maturity date of the obligation. The Second Amended Plan provided for the Company to add any unpaid interest on the interest payment date to the outstanding balance of the Class 5 Claims. Each of the Class 5 Claims was to mature upon the earlier of September 1, 1996 or the date the collateral securing such Class 5 Claim is sold.

     Due to the Company's disappointing financial performance, it did not make any interest payments on the Class 5 Claims on either September 1, 1994 or September 1, 1995. As provided in the Second Amended Plan, the interest that had accrued on the Class 5 Claims as of such dates was added to the outstanding principal balance of the Class 5 Claims and the new principal balance continued to accrue interest at 9.5% per annum. Upon the sale of the Delta Financial Center, the Leopold Retirement Center, the Best Western Lakeway Inn, the Carmel Apartments and the Rockledge Apartments, which transactions were closed in 1995 and 1996, the Company retired all Class 5 Claims with liens against these properties and paid in the aggregate approximately $9,936,000. As of September 1, 1996, the maturity date for the Class 5 Claims, the outstanding principal plus accrued interest of the Class 5 Claims was approximately $2,050,000, all of which was secured by liens against the Kit Carson Apartments. The Kit Carson Apartments was sold in October 1996 and the Company used a portion of the net sale proceeds from the sale of this project to retire the outstanding Class 5 Claims. Accordingly, all Class 5 Claims, plus accrued interest, have been repaid in full. The balance of net proceeds from the sale of the Kit Carson Apartments, approximately $531,000, was set aside as Company reserves.

                         PROPOSAL NO. 1--ADOPTION OF THE PLAN

BACKGROUND INFORMATION

     In September 1987, Delta Financial Services, Inc. ("DFS") filed a bankruptcy petition for protection under Chapter 11 of the U.S. Bankruptcy Code. DFS proposed a plan of reorganization which was declared effective by the U.S. Bankruptcy Court in November 1988 (the "First Amended Plan"). The Company was formed at that time to facilitate DFS's plan of reorganization and in connection therewith acquired all of the outstanding shares of the Common Stock of DFS and certain related companies (the "Delta Companies"), and assumed certain secured and unsecured obligations of DFS. DFS's First Amended Plan covered all the assets and liabilities of DFS and the Delta Companies, even though DFS itself was the only party that filed for relief under federal bankruptcy laws.

     Given the Company's consolidated financial performance following consummation of the First Amended Plan, the Company was aware that it would be unable to satisfy certain financial obligations to its creditors which matured in September, 1993 and, correspondingly, petitioned the U.S. Bankruptcy Court to approve a Second Amended Plan of Reorganization (the "Second Amended Plan"). Under the Second Amended Plan, which was approved in August 1993, the Company satisfied the financial obligations of certain of its creditors by offering them the option of exchanging their claims for either shares of the Company's Common Stock or beneficial interests in a newly established liquidating trust, to which the Company contributed certain assets and liabilities. Over 3,500 creditors exercised the option of exchanging their claims for shares of the Company's Common Stock and this exchange brought the Company within the definition of a public company under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and, as a result, the Company registered with the Securities and Exchange Commission (the "Commission") as a public company in 1994.

     The Company succeeded to the businesses originally conducted by DFS and its related companies which historically consisted of two segments:

     (i) the ownership and operation of a number of real estate assets in Washington and Colorado; and

     (ii) the business of selling extended service contracts under the trade name "Delta Warranty" with respect to various consumer products, including consumer electronics, appliances, computers, office equipment and lawn and garden equipment.

     Under the Second Amended Plan, the Company was not under an obligation to dispose of its real estate assets. However, the Company's management indicated at the time of the Second Amended Plan that it did not intend for the Company to remain indefinitely in the real property business but expected to dispose of the real estate assets when market conditions were deemed favorable. Since 1993, the Company has sold or otherwise disposed of nine properties, including the recent sales of the Leopold Retirement Center in February 1996, the Lakeway Inn in May 1996, the Carmel Apartments and the Rockledge Apartments in August 1996 and the Kit Carson Apartments in October 1996 as part of an overall plan for the orderly disposition of real estate assets.

WARRANTY BUSINESS

     Through the Second Amended Plan, the Company secured the opportunity to continue its warranty business, with the hope of generating significant future profits to increase the value of the Company and possibly to permit subsequent distributions to shareholders. The disclosure statement accompanying the Second Amended Plan noted that while the net receipts generated by the warranty business had fallen substantially below original expectations, the Company's management believed the warranty business had overcome the adverse impact resulting from the bankruptcy proceeding of DFS and was hopeful that revenues could be substantially increased. The Company generated sales from its warranty business of $4,980,000 and $5,804,000 in 1993 and 1994, respectively. However, after deferring sales to future periods representing future exposure for warranty claims, the reported revenues from the warranty business declined from $4,449,000 in 1993 to $3,926,000 in 1994, representing an approximate 12%
decrease in annual revenues. The Company's expenses increased from $6,076,000 in 1993 to $6,884,000 in 1994, representing an approximate 13% increase in operating expenses. Accordingly, the Company recorded a net operating loss of $1,627,000 and $2,958,000 in 1993 and 1994, respectively. The Company attributes its increases in sales from 1993 to 1994 to an expansion of its business to include power conditioning and surge suppression equipment and to an expansion of the Company's dealer base for marketing extended warranties to consumers. The Company experienced higher operating expenses in 1994 compared to 1993 due to higher selling expenses and the cost of introducing in 1994 new programs to one of the Company's major retailers for the sale of extended warranties.

     The warranty business had negative cash flow of $1,317,000 in 1994 and $629,000 in the first seven months of 1995. This substantially depleted the Company's cash and created severe cash flow problems. The Company used cash from real estate operations, deferred the payment of accounts payable and utilized funds from the sale of assets to cover the cash shortfalls due to the warranty business.

The Company did not have any available bank lines to cover these cash shortfalls. These cash flow problems were responsible for the Board's decision to postpone the holding of the Annual Meeting. See "Delay in Holding Annual Meeting."

     Recognizing the financial drain of the warranty business, the Board, beginning in the spring of 1994, explored the possibility of securing equity or debt to fund the warranty business. The Board thought that such a capital infusion would permit an expansion of the warranty business, improving its profitability by taking advantage of the Company's existing management, database on warranty claim experience, dealer network and marketing expertise. The Board directed management to pursue opportunities for obtaining new capital, and this led to discussions with a number of potential capital sources, but management concluded, toward the end of 1994, that it was unlikely new capital could be arranged for the warranty business.

     During this time period, the Board also considered the feasibility of selling the warranty business and contacted a number of potential purchasers, including several of the Company's competitors. These inquiries led to a number of preliminary discussions about the terms of a prospective sale and generated several offers for the warranty business. In August 1995, the Company consummated the sale of the warranty business to DelCor Holdings, Inc., a newly formed corporation, partially owned by former key officers and employees of the Company. See "Transactions Involving Directors" for a discussion of the terms of this transaction.

REASONS FOR ADOPTING THE PLAN

     The Board is recommending the adoption of the Plan for the following reasons:

     (i) With the Company's sale of its warranty business, the Company has no operating business and owns only real estate assets, each of which is on the market, making this an opportune time to proceed with the dissolution of the Company and the final liquidation of its assets;

     (ii) Adoption of the Plan is appropriate, in the Board's view, to realize one of the primary objectives of the Second Amended Plan, the liquidation of assets and distribution to shareholders of their pro rata share of the Company's net value;

     (iii) The Company's dissolution, and the establishment of a liquidating trust ("Liquidating Trust"), will eliminate certain administrative costs that otherwise would have been incurred by the Company during liquidation if the Company were not to be dissolved; and

     (iv) The Plan represents, in the Board's opinion, the most prudent way for the Company to discharge its known liabilities and to provide for contingent and unknown liabilities.

     The following material provides additional explanation of the Board's reasons for adopting the Plan.

     With the Company's sale of its warranty business, the Company has no operating business and owns only real estate assets, each of which is on the market, making this an opportune time to proceed with the dissolution of the Company and the final liquidation of its assets. The Company did not receive any cash upon the sale of the warranty business that could be redeployed by management to increase the value of the shareholders' equity in the Company. Moreover, the Board does not believe it appropriate for the Company, at this stage in its history, to acquire a new business or to use the proceeds from the sale of the real estate assets for any purpose other than to discharge liabilities and to distribute the net proceeds, if any, among the shareholders. The remaining real estate assets are parcels of undeveloped property and as such might be suitable for development. However, the Company does not have the financial resources or management experience to develop the properties. Such development and construction would require new sources of capital and new personnel. In the Board's judgment, neither the Company's ability to obtain financing for potential future operations nor the opportunities presented by the remaining real estate assets seem to warrant a continuation of the Company. In addition, the Board and management have decided that the liquidation of the remaining corporate assets and the cessation of the Company's business activities are most consistent with the intent of the Second Amended Plan and represent the likely desires of a majority of the shareholders who became shareholders of the Company only because their prior debt claims against DFS could not be paid.

     The Board expects the Company's dissolution and the establishment of the Liquidating Trust to eliminate certain operating and administrative costs that would otherwise be incurred by the Company if it were not to be dissolved. If the Plan is approved, the Company will immediately transfer its remaining assets to the Liquidating Trust, subject to then-existing liabilities, whose payment will be specifically assumed by the Liquidating Trust. The Company will then deregister as a public company under the 1934 Act. This action will allow the Company to avoid the incurrence of the legal, accounting and administrative expenses that are otherwise inherent in operating as a public company under the federal securities laws. Following dissolution and the establishment of the Liquidating Trust, the Company will no longer be obligated to comply with the various regulations applicable to public companies operating subject to the 1934 Act and corporations existing under Washington law. There will no longer be a need to hold an annual shareholders' meeting, to prepare proxy materials to solicit shareholder approval for the election of directors and approval for other corporate action, to prepare and file quarterly and special reports with the Commission, and to have the Company's financial statements audited by an independent certified public accountant. The cost of administering the liquidation of the Company's assets will be limited to the specific costs incurred by the Liquidating Trust (see "--Liquidating Trust" below), which expenses are expected to be substantially less than the costs the Company would incur if it sought to liquidate its assets while remaining a public company subject to the extensive reporting requirements of the 1934 Act.

     The Plan represents, in the Board's opinion, the most prudent way for the Company to discharge its known liabilities, to provide for the payment of contingent and unforeseen liabilities and to limit its exposure as a result of future business activities. Following dissolution, the Company will continue its corporate existence under Washington law solely for the purpose of engaging in activities appropriate to the winding up and liquidation of its business and affairs. This will permit the Company to take the steps necessary to transfer its assets to the Liquidating Trust, to discharge its liabilities and to provide for the distribution of its remaining assets, after the payment of liabilities to shareholders, through the Liquidating Trust. Following dissolution, the Company will not be authorized to engage in any additional business activities, thus limiting the Company's exposure for business activities unrelated to the liquidation of the Company's assets.

     The Washington Business Corporation Act ("WBCA") sets forth specific procedures that may be used by a dissolved corporation to dispose of known claims. A dissolved corporation may notify in writing its known creditors of the dissolution at any time after its effective date. Such notice must state a deadline, which may not be fewer than 120 days from the effective date of the notice, by which the dissolved corporation must receive the claim. Any claim against the dissolved corporation that is not tendered by the specified date is time barred and, following such date, may not be asserted against the dissolved corporation. This procedure applies only to known claims and specifically excludes a contingent liability or a claim based upon an event occurring after the dissolution's effective date. The WBCA also provides that a corporate dissolution extinguishes claims against the corporation, its directors, officers and shareholders for any right or claim existing, or liability incurred, prior to such dissolution if action or other proceeding related thereto is not commenced within two years after the date of dissolution. The Board expects the Company to take advantage of these statutory provisions in such a way as to minimize the Company's potential exposure for known and contingent claims against the Company, thereby increasing the amount that may be available for distribution to shareholders following the discharge of, or provision for, the Company's liabilities.

     The Liquidating Trust will assume the Company's liabilities, existing as of its dissolution, except to the extent that such liabilities may be subsequently discharged or relieved because the claim is not brought in a timely fashion. Accordingly, the Liquidating Trust is not expected to have any greater exposure for the Company's liabilities than the Company itself would have following dissolution. Since the Liquidating Trust's business activities will be limited to the liquidation of the Company's remaining assets, the discharge of liabilities and the distribution of remaining assets to its beneficial owners, it is not expected that the Liquidating Trust will incur the liabilities, or have the potential exposure, of an active operating business.

DISADVANTAGES IN ADOPTING THE PLAN

     If the Plan is approved by shareholders, the Company will cease to be public company and the Company's assets and liabilities will be assigned and transferred to the Liquidating Trust. Shareholders will cease to be shareholders and become instead beneficiaries of the Liquidating Trust. This change in status might arguably disadvantage shareholders in several ways, including the following:

     (a) Since the Liquidating Trust, as the Company's successor, would not be subject to the periodic reporting requirements of the 1934 Act, shareholders will not have public access to the same type of information regarding the Company that would have been available had the Company remained a public company. The Trustees are not required to furnish the beneficiaries quarterly or annual reports, although it is anticipated that the Trustees will provide interim reports of the Liquidating Trust's affairs. The Trustees must submit to the beneficiaries a final accounting of the Liquidating Trust. There is no requirement that financial statements of the Trust be audited. In contrast, the Company is now required to file with the SEC quarterly and annual reports, and special interim reports when material events affecting the Company occur, and the financial statements in the Company's annual reports must be audited by independent public accountants.

     (b) The Trustees of the Liquidating Trust are appointed, and continue to serve as trustees, pursuant to the terms of the Liquidating Trust Agreement. Beneficiaries do not elect each year persons to serve as Trustees and do not have the democracy rights available to shareholders in a public company.

     (c) The interests of the beneficiaries are not transferable, except in limited instances. Interests may be transferred only by will, intestate succession or operation of law. Accordingly, while no market has existed for the shares of the Company's common stock, contractual restrictions upon transfer, similar to those applicable to the Liquidating Trust, do not exist.

     (d) Following the Plan's adoption, the Company may not, as a matter of law, conduct any business except that appropriate to wind up and liquidate its business and affairs. If shareholders thought it prudent for the Company to continue holding its investments in real estate, to pursue new business opportunities, or to expand the Company's current business, dissolution of the Company would be ill-advised.

     Since it is the present intent of the Board to continue liquidating the real estate assets, and to limit the Company to winding up type activities, whether or not the Plan is approved, shareholders who disapprove of this strategy should make their views known to the Board and may attempt to redirect the Company's focus by prevailing upon the Board to change its current plans or exercising their franchise rights to elect Board members sharing a common view for promoting the interests of shareholders.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

     The Company has prepared for review by shareholders an unaudited Pro Forma Consolidated Balance Sheet which is included in Exhibit C attached to this Proxy Statement. The Pro Forma Consolidated Balance Sheet was prepared as if the Plan were adopted and the Company had transferred its assets and liabilities to the Liquidating Trust as of October 1, 1996, and as of such date had paid or provided for all of the expenses associated with administering the Liquidating Trust through the final liquidation of the Company's assets and payment of its liabilities. The Pro Forma Consolidated Balance Sheet does not purport to represent what the Company's financial position would actually have been if the liquidation had in fact occurred as of such date. The Pro Forma Consolidated Balance Sheet is based on historical financial statements that should be read in conjunction with the Company's other financial statements included in Exhibit B attached to this Proxy Statement. Based on the assumptions made in preparing the Pro Forma Consolidated Balance Sheet, the net equity per share of Common Stock as of October 1, 1996 would have been $2.44. The Company will not, however, distribute this amount to shareholders upon dissolution of the Company. Instead, if the Plan is approved, the assets of the Company will be transferred to the Liquidating Trust.


FACTORS RELATING TO LIQUIDATION VALUE OF THE COMPANY'S ASSETS

     It is impossible to determine what amount, if any, will be available for distribution to the shareholders if the Plan is adopted and the Company's assets are promptly liquidated through the Liquidating Trust. The amount and timing of distributions to the shareholders will depend upon a number of factors, which are not within the control of the Company and which are subject to varying market and other conditions. Principal factors affecting the amount and timing of the distributions include, among others:

     (i) The net sale price at which each of the Company's real estate assets is sold;

     (ii) The timing of the sales of the Company's real estate assets, and whether and to what extent such asset generates a positive or negative cash flow prior to its sale;

     (iii) Whether and to what extent the Company sells a real estate asset on terms, some of which provide for a portion of the gross sale price for the asset to be paid over time;

     (iv) The cost of administering the Liquidating Trust which will reduce the amount distributable to beneficiaries;

     (v) The extent to which the Company has unknown, but contingent, liabilities that are assumed, and must be discharged, by the Liquidating Trust; and

     (vi) Whether the Company must discharge any of the liabilities specifically assumed by DelCor Holdings, Inc. at the time it acquired the warranty business from the Company. See "Transactions Involving Directors."


ESTIMATED LIQUIDATION VALUE OF THE COMPANY'S ASSETS


     Once the assets are transferred to the Liquidating Trust, the Trustees will be charged with administering the Trust. Based on the same assumptions as those made for purposes of preparing the Pro Forma Consolidated Balance Sheet, but further assuming that, for these purposes, the Liquidating Trust would invest any cash assets transferred to it in interest-bearing accounts, the Company estimates that the ultimate liquidating distribution to beneficiaries of the Trust (formerly, shareholders of the Company) would be between $2.44 and $2.69 per share of Common Stock. This estimate further assumes that there are no major costs for litigation and that no contingent liabilities become payable. It also assumes that the Company's net operating losses result in no taxes becoming payable. Finally, the amount ultimately available for distribution could be more or less than the estimated amount depending upon all of the factors set forth above in "Factors Relating to Liquidation Value of the Company's Assets."


PRINCIPAL PROVISIONS OF THE PLAN

     The Plan provides for the liquidation and dissolution of the Company immediately after its adoption. Pursuant to the Plan, the Company will:

     (i) File articles of dissolution, and such other documents as may be necessary, with the Washington Secretary of State in order to dissolve the corporation under the WBCA;

     (ii) As soon as possible, distribute the Company's assets, subject to all existing liabilities, to the Liquidating Trust that is being established on behalf and for the benefit of the shareholders. See "--Liquidating Trust" below for a discussion of the terms of the Liquidating Trust;

     (iii) Following the Company's dissolution, it will remain in existence for the sole purpose of taking steps necessary to transfer assets to the Liquidating Trust and to facilitate the discharge of its liabilities, including determining whether and to what extent to notify known claimants of the dissolution in order to take advantage of certain statutory provisions blocking claims against the Company if not asserted within 120 days from the date written notice of the claim is given to the creditors;

     (iv) Deregister the Company's Common Stock under the 1934 Act and take any and all other actions as may be necessary to cause the Company to cease to be a public company under federal securities laws;

     (v) Modify or amend the Plan at any time without shareholder approval if the Board determines such action to be in the best interest of the Company or its shareholders; provided, however, that if the amendment or modification will materially or adversely affect the interest of shareholders or requires approval under applicable law, such amendment or modification will be submitted to shareholders for approval; and

     (vi) Appoint Gordon H. Cheadle, James F. Johannes and Maynard G. Norman as the initial Trustees under the Liquidating Trust Agreement (both terms as hereinafter defined).

     Shareholders as of the Record Date (as hereinafter defined) will automatically receive their pro rata share of the beneficial interests in the Liquidating Trust if the Plan is approved and the Liquidating Trust established. After the issuance of the beneficial interests, such interests in the Liquidating Trust are not transferable except for transfer by will, intestate succession or operation of law. In addition, if shares are beneficially owned by the record owner for the benefit of another, the beneficial interest may be transferred to such beneficial owner without restriction. No transfer permitted under the Liquidating Trust will be deemed made until written notice thereof has been given to the Trustees.

DISSOLUTION PROCEEDINGS

     Upon approval of the Plan by the holders of two-thirds or more of the Company's outstanding shares, the Company will have elected to wind up and dissolve in accordance with the provisions of Chapter 23B.14 of the WBCA. Immediately following approval of the Plan, the Board will cause to be filed with the Washington Secretary of State articles of dissolution, and such other documents as may be necessary to formally dissolve the corporation under applicable state law. The articles of dissolution will provide that the dissolution is effective upon the date of their filing with the Washington Secretary of State. Immediately following the dissolution, the Board will cause all of the Company's assets, subject to existing liabilities, to be transferred to the Liquidating Trust, to be held and discharged in accordance with the provisions of the Liquidating Trust Agreement. In accordance with the Plan, the Board will continue to act as a board of directors, and will have full power to oversee and to wind up and settle the affairs of the Company. However, after the Company files its articles of dissolution, the Board will cease to hold regular meetings and, once the Company's assets are transferred to the Liquidating Trust, it is anticipated that the Board would meet only infrequently, on an as-needed basis. Directors will continue to be paid $500 per meeting for any meetings held following dissolution of the Company. Three of the Company's five directors will serve as the initial trustees of the Liquidating Trust and as such will also be compensated by the Liquidating Trust. See "Liquidating Trust" below. However, the Company, even after dissolution, and the Liquidating Trust will be separate entities and such individuals will have separate meetings and responsibilities for each entity.

LIQUIDATING TRUST

     If the Plan is approved, the Company will cause the Liquidating Trust to be established to succeed to the then-existing assets and liabilities of the Company. The Liquidating Trust will be organized under, and its operations governed by, a Liquidating Trust Agreement substantially in the form attached to this Proxy Statement as Appendix I to Exhibit A (the "Liquidating Trust Agreement"). Because the Company owns most of its assets indirectly through its subsidiaries, the Company may, in the Board's discretion, transfer to the Liquidating Trust shares of the subsidiaries as opposed to the assets. In this way, the Liquidating Trust will succeed to all the assets owned by the Company, directly or indirectly, and will be able to cause the orderly dissolution of the subsidiaries.

     The Liquidating Trust will be administered by three trustees (the "Trustees") who will have broad authority to administer the Liquidating Trust and dispose of its assets, subject to certain limitations set forth in the Liquidating Trust Agreement. Gordon Cheadle, James F. Johannes and Maynard G. Norman, who have served as three of the Company's five directors, will serve as the initial Trustees, and each has agreed to serve in such capacity. Should a Trustee resign, be removed, die or become incompetent or bankrupt, a vacancy will be deemed to exist and a successor will be appointed by the remaining Trustees. If the vacancy is not filled within 30 days, a majority of the beneficiaries of the Liquidating Trust may call a meeting to appoint a successor Trustee. Shareholder approval of the Plan will be deemed to include shareholder approval of the Trustees and any successor Trustee selected pursuant to the Liquidating Trust Agreement.

     The Trustees will attempt to sell or otherwise dispose of all the assets transferred to the Liquidating Trust and held on behalf of the Liquidating Trust's beneficiaries. It is expected that the Trustees will attempt to sell assets for cash, but they are authorized to sell assets on terms, with a portion of the purchase price to be deferred, if the Trustees believe, in their judgment, that such sales maximize the price at which the assets are sold. In deciding whether to sell assets on terms, the Trustees will take into account the difficulty in marketing the asset, the attractiveness of the terms, the interest rate on the deferred portion of the purchase price and the adequacy of the collateral, if any, given to secure payment of the deferred portion of the obligation. In no event will, however, the Trustees accept a deferred payment arrangement providing for a final payment on the asset to be made more than three years after the establishment of the Liquidating Trust. The Liquidating Trust will be obligated to pay all obligations and liabilities of the Company, including contingent liabilities, which are not paid or otherwise provided for by the Company. The Liquidating Trust will have no obligation to pay any liabilities of the Company which may, subsequent to dissolution, be barred because such claim was not brought against the Company in a timely fashion. See "--Principal Provisions of the Plan" above.

     The Trustees will each receive for their services the sum of $2,400 per year, plus $500 per meeting, and will be reimbursed for expenses reasonably incurred in the performance of their duties. Each Trustee, employee and agent of the Liquidating Trust will be indemnified out of the assets of the Liquidating Trust against all liabilities and expenses incurred by him in the performance of his duties unless he is adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or in reckless disregard of his duties.

     Limitations on the right of the Trustees to invest the Trust Estate (as defined in the Liquidating Trust Agreement) as well as additional powers and duties of the Trustees are set forth in the Liquidating Trust Agreement. The Trustees, as such, are prohibited from entering into or engaging in any trade or business with the Trust Estate or utilizing any part of the Trust Estate in furtherance of any trade or business. They are authorized to retain sufficient cash in one or more demand or time deposits in banks or savings institutions or to temporarily invest and reinvest such cash in temporary investments such as short-term certificates of deposit or Treasury bills, solely to meet their reasonable and good-faith estimate of claims and unascertained or contingent liabilities or contingent expenses. The Liquidating Trust Agreement also prohibits the Trustees from selling, exchanging or otherwise transferring any assets of the Trust Estate to any of the Trustees or their affiliates. Unless earlier terminated by the beneficiaries, the Liquidating Trust will continue until the earlier of the date on which all liabilities have been discharged and the remaining assets of the Liquidating Trust have been distributed to beneficiaries or three years after the Liquidating Trust's formation. At the end of such period, any remaining assets will be distributed to the beneficiaries after providing for any outstanding claims, liabilities, debts and obligations. If any portion of the Liquidating Trust's net assets is not duly claimed by a beneficiary, such assets will be disposed of in accordance with applicable law.


     All shareholders of the Company will automatically become beneficiaries of the Liquidating Trust. Their interests in the Liquidating Trust will not be transferable except by will, intestate succession or operation of law, and except that a record holder of the Company's Common Stock may assign his or her interest to the beneficial owner of such Common Stock, so that the beneficial owner of the shares becomes the beneficiary under the Liquidating Trust. Each of the beneficiaries will be entitled to its pro rata share of distributions, if any, made by the Liquidating Trust, based upon the beneficiary's former pro rata share of the Company's Common Stock. Subject to the requirement that the assets of the Liquidating Trust be distributed to its beneficiaries within three years of its formation, it will be left to the discretion of the Trustees to determine when such distributions may be made. The Trustees may make one or more distributions as the assets are sold and the assumed liabilities are discharged or provided for. Following the sale of all remaining assets, the Trustees will pay or provide for all obligations and liabilities of the Liquidating Trust and any remaining obligations and liabilities of the Company, and they will then distribute the net proceeds of sales and dispositions of assets pro rata to shareholders of record as of the final record date.

     The Liquidating Trust Agreement imposes certain reporting obligations upon the Trustees for the benefit of the beneficiaries. As soon as possible after the close of each calendar year, the Trustees will mail to beneficiaries a statement reflecting information which may be helpful in determining the amount of taxable income from the Liquidating Trust that they should include in their federal income tax returns (see "Federal Income Tax Consequences of the Plan"). In addition, after the termination of the Liquidating Trust, the Trustees will be required to submit a written report and accounting to beneficiaries that will include financial statements of the Liquidating Trust. There is no requirement that such financial statements be audited or certified by an independent certified public accountant. In addition, the Trustees may submit similar reports for interim periods if they deem it advisable.

     The foregoing summary is qualified in its entirety by reference to Appendix I to Exhibit A attached to this Proxy Statement.

CLOSE OF TRANSFER BOOKS

     At the close of business on February 1, 1997 (the "Record Date"), the stock transfer books of the Company were closed, and no further transfers will be recorded. Shareholders as of the Record Date will automatically receive their pro rata share of the beneficial interests in the Liquidating Trust if the Plan is approved and the Liquidating Trust organized. Shareholders will not be required to surrender their stock certificates in order to acquire such beneficial interests.

ABSENCE OF APPRAISAL RIGHTS

     Under Washington law, shareholders of the Company will not be entitled to appraisal rights or similar rights of dissenters with respect to the Plan.

RECOMMENDATION OF THE BOARD

     Each of the five members of the Board has voted to recommend a vote for adoption of the Plan.

REQUIRED SHAREHOLDER APPROVAL

     The affirmative vote of two-thirds or more of the Company's shares outstanding and entitled to vote is required for adoption of the Plan. As a result, any shares not voted (whether by abstention, broker nonvote or otherwise) will have the same effect as a vote against the proposal.

CONSEQUENCES OF FAILURE TO APPROVE PROPOSAL NO. 1

     If the shareholders fail to adopt the Plan, the Board will not be authorized to proceed with the dissolution of the Company. This will deprive the Company of the opportunity to take advantage of the statutory provisions for managing known and unknown claims against the Company. In addition, the Company will remain a public company, subject to the 1934 Act, obligating it to make periodic and special reports to the Commission, to have the Company's annual financial statements audited and to take certain other actions to comply with applicable federal rules and regulations.

     Whether or not the Plan is approved, the Company does not intend to pursue any new business activities. The Board intends to limit the Company's activities to the ownership of its existing real estate activities and to continue the Company's efforts to sell these assets as soon as acceptable offers can be secured. Since each of the real estate assets is owned by a wholly owned subsidiary of the Company, the sale of such assets may be approved by the Board, representing the Company as the subsidiaries' sole shareholder. It is not expected that the Board will seek the approval of the shareholders to authorize the sale of any of the real estate assets. Moreover, if and when the real estate assets are sold, the Company will discharge or provide for its existing liabilities and, if the Board deems it appropriate, distribute any excess funds to the shareholders as special dividends. At such time as the Company has disposed of all real estate assets, it will cease active operations and again solicit the approval of the shareholders to file for dissolution.

                     FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following discussion summarizes those federal income tax considerations that will result from the liquidation and materially affect a shareholder. The discussion is general in nature and may not be applicable to all shareholders because of their particular circumstances. Furthermore, it does not consider state, local or foreign tax laws, nor does it address the U.S. income tax consequences to persons who are subject to taxation under the laws of any foreign jurisdiction. The Company has not requested a ruling from the Internal Revenue Service (the "IRS") as to any aspect of the Plan. Accordingly, there can be no assurance that the IRS will not challenge the conclusions set forth in this discussion or that such a challenge will not be successful.

CONSEQUENCES TO THE COMPANY

     DISTRIBUTION OF PROPERTY

     As discussed below under "--Consequences to Shareholders--Gain and Loss," the transfer of the assets to the Liquidating Trust should be treated for tax purposes as if the Company has distributed its net assets to the shareholders in exchange for their shares in a plan of liquidation. Upon making a liquidating distribution, a corporation recognizes gain or loss as if it sold the distributed property to the distributee at its fair market value. Accordingly, the Company will recognize gain or loss on the transfer of its assets to the Liquidating Trust equal to the difference between the fair market value of the assets and the Company's adjusted basis therein. However, any loss recognized by the Company on the transfer of a subsidiary corporation to the Liquidating Trust may be denied under consolidated return tax rules limiting the recognition of losses on the distribution or sale of certain subsidiary corporations. To the extent the Company recognizes gain upon the distribution of the assets, the Company's share, as determined under the consolidated return tax rules, of the tax net operating losses of the Company's consolidated tax return group should generally be available to offset the taxable income, if any, recognized by the Company upon the distribution of the assets. Accordingly, the Company believes that the taxable consequences to it of the distribution will be negligible.

     INCOME PRIOR TO COMPLETE LIQUIDATION DISSOLUTION

     After adoption of the Plan and until the winding up of its affairs is complete, the Company will continue to be subject to tax on its taxable income or loss, which will be derived from, among other items, investment income earned on amounts retained to meet claims, expenses of liquidation and amounts paid in satisfaction of certain claims. The Company's share of the remaining tax net operating losses of the Company's consolidated tax return group should be available to offset any taxable income recognized by the Company during this period.

CONSEQUENCES TO SHAREHOLDERS

     GAIN AND LOSS ON TRANSFER OF ASSETS

     The Liquidating Trust is intended to qualify as a grantor trust that is ignored for tax purposes. Assuming that it so qualifies, the transfer of the assets of the Company to the Liquidating Trust will be recharacterized as the Company's liquidating distributions of its remaining assets (net of liabilities) to the shareholders in exchange for their shares of the Company's Common Stock. A shareholder will recognize taxable gain or loss on these deemed distributions equal to the difference between (i) the shareholder's pro rata share of the fair market value, net of liabilities and measured at the time of the transfer, of the assets transferred to the Liquidating Trust on the shareholder's behalf and
(ii) the shareholder's adjusted basis in the Company's Common Stock. This gain or loss will be capital gain or loss for the shareholder if the shares of Common Stock were a capital asset in the hands of the shareholder. Any capital gain or loss will be long-term capital gain or loss if the shareholder held the shares of the Company's Common Stock for more than one year. Capital gain is currently subject to favorable tax rates.

     Shareholders will compute gain or loss on a "per share" basis. Each liquidating distribution by the Company, either directly to the shareholder or to the Liquidating Trust on behalf of the shareholder, will be allocated proportionately to each share of stock owned by the shareholder. Gain will be recognized by reason of a distribution only to the extent that the aggregate value of the distributions (including the fair market value of net assets transferred to the Trustees of the Liquidating Trust) with respect to a share exceeds the shareholder's adjusted basis in that share. Loss will be recognized only when the final distribution from the Company has been received or is determinable with reasonable certainty and then only if the aggregate value of the distributions with respect to a share is less than the shareholder's adjusted basis in that share.

     In order to assist them with their income tax reporting obligations, the Company will provide shareholders with its best estimate of the net value of the assets, if any, transferred to the Liquidating Trust on their behalf. However, there is no assurance that the IRS will not successfully challenge the Company's valuation or that the valuation will not otherwise prove to be incorrect. If the subsequently determined value of amounts distributed by the Company, either directly to the shareholders or to the Liquidating Trust on the shareholders' behalf, is greater than the Company's prior determination of that value, the difference will be treated as additional gain (or reduced loss). Conversely, if the subsequently determined value of amounts distributed by the Company is less than the Company's prior determination of that value, then the amount of gain previously recognized would be reduced (or the prior loss increased).

     GAIN AND LOSS FROM ONGOING OPERATIONS OF THE LIQUIDATING TRUST

     Assuming that it qualifies as a grantor trust, the Liquidating Trust will not be subject to tax. Instead, the beneficiaries will be deemed to directly own a proportional interest in the assets held by the Liquidating Trust (including a proportionate share of the stock of any former subsidiary of the Company held by the Liquidating Trust), and any income, expenses, gains or losses recognized by the Liquidating Trust will be includible in the beneficiaries' income in the year incurred. Furthermore, these items will have the same character in the hands of the beneficiaries that they would have had if recognized by the Liquidating Trust. The basis of a beneficiary in property held on the beneficiary's behalf by the Liquidating Trust will be its fair market value on the date of transfer by the Company to the Liquidating Trust, and the beneficiary's holding period (for purposes of determining whether capital gain or loss on any sale is short-term or long-term) will be measured from the date of transfer. Because the existence of the Liquidating Trust is ignored for tax purposes, the beneficiaries will not recognize gain or loss upon distributions from the Liquidating Trust. However, some of the assets of the Liquidating Trust may consist of the stock of former Company subsidiaries that are themselves subject to separate taxation on their corporate income. See "Proposal No. 1--Adoption of the Plan-Liquidating Trust." The beneficiaries will recognize gain or loss on any distributions with respect to the shares of stock of the subsidiaries as discussed; this gain will be ordinary income, in the case of dividend distributions and capital gain or loss with respect to distributions in redemptions of new stock.

LIQUIDATING TRUST

     Assuming that it qualifies as a grantor trust, the Liquidating Trust will not recognize income, gain or loss upon the receipt of property from either the Company or ongoing operations.

QUALIFICATION AS A GRANTOR TRUST

     As discussed above, the Liquidating Trust is intended to qualify as a grantor trust for tax purposes, so that the separate existence of the Liquidating Trust will be ignored and the shareholders will be treated as the owners of underlying assets. See "--Consequences to Shareholders--Gain and Loss on Transfer of Assets." Nonetheless, it is not certain that the IRS will not successfully challenge this conclusion. First, the IRS has established certain guidelines for issuing a ruling regarding whether a liquidating trust qualifies as a trust and is therefore eligible for grantor trust treatment. Rev. Proc. 82-58, 1982-2 C.B. 847, as modified by Rev. Proc. 91-15, 1991-1 C.B. 484. Among the requirements set forth in these guidelines are a requirement that the trust does not receive transfers of any unlisted stock of a single issuer that represents 80 percent or more of the stock of such issuer. As discussed above, it is possible that the liquidating trust will receive the stock of one or more subsidiaries of the Company. See "Liquidating Trust." It is not clear whether the ownership of such stock would violate the 80 percent restriction set forth above. Arguably, it should not because the Liquidating Trust would acquire any such subsidiary merely to cause its orderly dissolution, which is consistent with the requirement that a liquidating trust not be operated as an ongoing business. It is possible, however, that the IRS might conclude that the Liquidating Trust was not a trust for tax purposes because it was entitled to receive the stock of Company subsidiaries.

     Second, the IRS ruling guidelines for liquidating trusts discussed above require that the trustee be required to make distributions of trust proceeds at least annually. Rev. Proc. 82-58, SUPRA. The Liquidating Trust Agreement contains no such provision. Arguably, the Liquidating Trust is still being conducted for the primary purpose of liquidating the assets of the Company so that it will qualify as a trust despite the lack of an annual distribution requirement. It is possible, however, that the Liquidating Trust will not qualify as a trust for this reason.

     Third, a recent Supreme Court decision, HOLYWELL CORP. V. SMITH, 121 S. Ct. 1021 (1992), has cast doubt upon the qualification of liquidating trusts as grantor trusts. The Court in that case concluded that a liquidating trust established pursuant to a plan of bankruptcy was not a grantor trust. Arguably, the instant case is distinguishable from HOLYWELL because the Liquidating Trust's assets are, prior to the transfer, vested in the Company so that the trust more nearly resembles a grantor trust.

(In HOLYWELL the purported "grantor" of the trust did not have title to assets prior to the creation of the trust.) Nonetheless, it is possible that HOLYWELL decision might cause a court to conclude that the liquidating trust was not a grantor trust.

     If the Liquidating Trust does not qualify as a grantor trust, it may be subject to separate taxation, either as a simple or complex trust or as an association taxable as a corporation. If the Liquidating Trust is characterized as an association, then any transfer of the assets of the Liquidating Trust to the beneficiaries will be taxable to the beneficiaries with no corresponding deduction for the Liquidating Trust.

BACKUP WITHHOLDING

     A beneficiary may be subject to backup withholding at the rate of 31% in connection with liquidating distributions received with respect to his or her shares of stock, unless such beneficiary (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or
(ii) provides a correct taxpayer identification number, certifies as to no loss of exemption for backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A beneficiary who does not provide the Liquidating Trust with his or her correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the beneficiary's income tax liability. The Liquidating Trust will report to the beneficiaries and the IRS the amount of any "reportable payments" distributed and the amount of tax withheld, if any, with respect to the beneficial interests.

     The foregoing discussion is based upon the Internal Revenue Code of 1986, as amended, and the related treasury regulations, administrative rulings and court decisions as of the date hereof. The foregoing is subject to change either prospectively or retroactively and such change could affect the continuing validity of the discussion. In view of the complexities of the income tax consequences of the liquidation, shareholders are urged to consult their own tax advisers with respect to the federal income tax consequences of the Plan as it affects them individually, as well as the state, local and foreign consequences to them.

                        PROPOSAL NO. 2--ELECTION OF DIRECTORS

     In 1994, the shareholders approved amendments to the Company's Articles of Incorporation that created three classes of directors and staggered the years in which directors in each of the classes would be elected. The Board has three classes of directors: Class A, Class B and Class C. Class A consists of only one director whose term expires at the Annual Meeting of Shareholders. It is proposed that Gordon H. Cheadle, who is currently serving as the Class A director, be elected to serve as the

Company's sole Class A director in accordance with the Bylaws for a term expiring with the 1998 Annual Meeting or until his successor is duly elected and qualified. Class B consists of two directors whose terms expire at the 1996 Annual Meeting of Shareholders. It is proposed that Maynard G. Norman, who is currently serving as one of the Class B directors, and Terry L. Switzer, who is currently serving as Vice President and Secretary of the Company, be elected to serve as the Company's Class B directors in accordance with the Bylaws for a term expiring with the 1999 Annual Meeting or until their successors are duly elected and qualified. If the shareholders approve the Plan, the Board, including the new Class A and B directors to be elected, will be responsible for ensuring that the Company's assets are transferred to the Liquidating Trust and, thereafter, will not be responsible for disposing of the remaining assets. The following table sets forth the name, class, position with the Company and service dates of the three individuals who have been nominated to be the Class A and B directors of the Company.

Name                     Director Class           Position With Company       Director or Officer Since
----                     --------------           ---------------------       -------------------------
Gordon H. Cheadle            Class A             Director and President             February 1992

Maynard G. Norman            Class B                    Director                     February 1992

Terry L. Switzer              Class B          Vice President and Secretary         November 1993

    GORDON H. CHEADLE, age 64, has been a director of the Company since
February 1992 and has been the president of the Company since May 1992. Mr. Cheadle has served as Vice Chairman of the Board since February 1992 and served as Chairman of the Unsecured Creditors Committee during part of the time DFS was in Chapter 11 bankruptcy. Mr. Cheadle has been the proprietor of Cheadle Design, a design and sales firm, since 1968. Mr. Cheadle also serves on the boards of directors of Transcontinental Services Inc. and Grange Gold Corporation.

    MAYNARD G. NORMAN, age 71, has been a director of the Company since February 1992 and served on the Unsecured Creditors Committee while Delta Financial Services, Inc. was in Chapter 11 bankruptcy. Mr. Norman has been a sales representative for Ford in automobile sales since 1951 and has been with Scarff Ford in Auburn since January 1981.

    TERRY L. SWITZER, age 46, has been Vice President of the Company since November 1993 and Secretary of the Company since May 1995. From April 1989 through October 1993, Mr. Switzer acted as Controller of Mayne Nickless, Inc. a holding company for the U.S. operation's of an Australian multinational company involved in the security and protection service industry.

    The persons named in the accompanying Proxy intend to vote for the election of Gordon H. Cheadle as the Company's Class A director and Maynard G. Norman and Terry L. Switzer as the Company's Class B directors unless authority to vote for one or more of them is specifically withheld in the Proxy.

    Holders of shares of Common Stock are entitled to one vote per share in the election of each director. Shareholders will have a quorum for conducting business at the Special Meeting if a majority of the outstanding shares entitled to vote are represented in person or by proxy. The affirmative vote of a majority of the shares represented at the meeting is required to elect the Class A director and each Class B director. Any shares not voted (whether by abstention, broker nonvote or otherwise) will have no impact on the vote, as long as a quorum for conducting business is represented at the Special Meeting. The Board recommends a vote FOR Gordon H. Cheadle as the Class A director and votes FOR each of Maynard G. Norman and Terry L. Switzer as the Class B directors.

    The Board has been informed that Gordon H. Cheadle, Maynard G. Norman and Terry L. Switzer are available to serve as a directors, but if one or more of them should become unavailable to serve as a director or should any vacancy occur before the election (which events are not anticipated), the proxies may be voted for a substitute nominee selected by the Board.

    The Company has no audit, compensation or nominating committee. The Board held 11 meetings during the year ended December 31, 1994, six meetings during the year ended December 31, 1995, and one meeting during the period ended October 1, 1996. During 1995, all of the directors attended 75% or more of the total number of meetings of the Board. Three out of five of the Directors attended the 1996 meeting. Directors are to be compensated at the rate of $500 per meeting attended.

                                THE COMPANY'S BUSINESS

    The Company was incorporated in the State of Washington in 1988. The Company holds all of the outstanding stock in the following companies: DFS, Delta Securities, Inc., Delta Mortgage and Escrow Company, Inc. and Delta Management Company, Inc. The following provides a brief description of the business activities of each of the Company's subsidiaries:

    A. DFS owns a 99.5-acre parcel of undeveloped land in Graham, Washington, an undeveloped commercial lot in Bellingham, Washington, one-half block from the Leopold Retirement Center. DFS was the owner of the Leopold Retirement Center, a senior citizens' apartment complex consisting of 79 apartments and 7 guest rooms, in Bellingham, Washington, prior to its sale by DFS in February

1996. DFS also owned three other multi-family apartment projects in Colorado (the Carmel Apartments, the Rockledge Apartments and the Kit Carson Apartments), encompassing in the aggregate 466 apartment units. Two of the Colorado projects were sold in August of 1996 and one was sold in October 1996.

    B. DELTA SECURITIES, INC. is a real estate company whose sole activity is to assist the Company with the disposition and sale of the real estate assets of the Company and its subsidiaries.

    C. DELTA MORTGAGE AND ESCROW COMPANY, INC. serves as the trustee under the deeds of trust executed to secure payment of the notes issued under DFS's note and deed of trust program. As these deeds of trust are repaid, the corporation executes the necessary reconveyance documents to release the property from the satisfied deeds of trust. It is anticipated that this entity will remain active until all such obligations have been retired, and their liens released, and then it will proceed with its dissolution.

    D. DELTA MANAGEMENT COMPANY, INC. was the owner and operator of the Lakeway Inn, a 130-room full-service hotel and convention center in Bellingham, Washington. The Lakeway Inn was sold by Delta Management Company, Inc. in May 1996.

    See "Proposal No. 1--Adoption of the Plan--Background Information" for a more detailed discussion of the history of the Company and its subsidiaries. As described in "Proposal No. 1--Adoption of the Plan--Warranty Business", with the sale by the Company of all its interest in its warranty business (through its subsidiaries, Delta Warranty of Florida, Inc. and Delta Service Administrators, Inc.), the Company's sole remaining assets consist of the real estate assets, all of which are currently on the market for sale. The Company is not otherwise engaged in any active trade or business. The Company and its subsidiaries currently employ approximately 3 individuals, including officers. It is management's opinion that current employee relations are good in all areas.

                               THE COMPANY'S PROPERTIES

LEASED PROPERTIES

    The executive offices of the Company are located at 258 S.W. 43rd Street, Suite A, Renton, Washington 98055. This office space, comprising approximately 1,060 rentable square feet, is occupied pursuant to a six-month lease covering the period from September 1, 1996 through February 28, 1997. The base monthly rent is $1,100, and the Company is obligated to cover certain pass-through expenses related to the leased space. The Company has the option to extend the lease for an additional six-month period, with the base rent increasing to $1,150 per month during the extension period. The Company plans to exercise its option to lease the executive offices for the additional six-month period. This lease will be assumed by the Liquidating Trust if the Plan is approved.

OWNED PROPERTIES

    Through its subsidiaries, the Company owns and operates the following undeveloped properties:

    LOST CREEK PROPERTY, 11117 Eustis Hunt Road East, Graham, Washington, is
99.5 acres of undeveloped land, approximately 50 miles south of Seattle, suitable for single-family development. As of October 1, 1996, the property was subject to a first mortgage with an outstanding principal balance of approximately $131,000, which bears interest at 9.5% per annum and matures December 1, 1998. The monthly payment is $5,403. The property is situated in an expanding area and has good potential for single homesite development. It is management's opinion that the property is adequately covered by insurance. The
property has a tax basis of approximately $1,500,000.    The property tax is
assessed at the rate of 0.0150111 for an annual amount of $4,458.

    CORNWALL PROPERTY, 1100 Cornwall Avenue, Bellingham, Washington, is an undeveloped, commercial lot located near Bellingham Bay, approximately two blocks from the downtown core and 1/2 block from the Leopold. As of October 1, 1996, the property is subject to a first mortgage of approximately $6,000. It is presently rented on a month-to-month basis to a local recycling business. It is suitable for commercial development and is being held for immediate sale.
The Company's management is of the opinion that the property is adequately covered by insurance. The tax basis of the property is $83,000. Property taxes are assessed at a rate of 0.0128111 for an annual amount of $984.

                                RECENT PROPERTY SALES

    As a part of its overall plan for disposing of its real estate assets, the Company recently has sold its interest in the Leopold Retirement Center and the Lakeway Inn, two commercial properties located in Bellingham, Washington, and its interests in the Carmel Apartments, the Rockledge Apartments and the Kit Carson Apartments, three apartment projects located in Colorado. None of the purchasers of any such properties were affiliated with the Company. The following is a brief summary of these transactions.

    BEST WESTERN LAKEWAY INN. The Lakeway Inn is Bellingham's only full-service hotel, with 132 rooms, a coffee shop, restaurant, lounge/bar, approximately

11,000 square feet of banquet space, an indoor, heated swimming pool, hot tub, sauna and fitness center. The Company initially listed for sale the Lakeway Inn in January 1995. It accepted an offer for the property in April 1995, but that transaction failed to close. The property was placed back on the market in August 1995, and in May 1996, the Company sold the Lakeway Inn to a new purchaser for an all cash purchase price of $3,300,000. The Company recognized a loss for tax purposes of approximately $295,000 upon the sale. The cash sale proceeds were used to defray the Company's closing costs, to retire $2,769,000 in Class 5 Claims, and to pay past due real estate taxes and equipment leases. The Company retained approximately $8,000 after the payment of such expenses. For the first four months of 1996, the Lakeway Inn generated $69,000 in operating losses before depreciation and interest expenses and $268,000 in taxable losses when taking into account depreciation and interest expenses. The property was marketed through Colliers International Hotel Realty.

    CARMEL APARTMENTS. The Carmel Apartments is a two-building, three-story, 78-unit apartment complex located in Colorado Springs, Colorado. In August 1996, the Company sold the Carmel Apartments for an all-cash purchase price of $1,450,000. The book gain on the transaction for tax purposes was approximately $520,000. Cash proceeds of the sale were used to pay closing costs, to retire a first mortgage of $322,000 and to pay $809,000 in Class 5 Claims. The balance of the proceeds, amounting to approximately $228,000, are being held to cover the Company's future expenses and liabilities and as a cash reserve for future distribution to the Company's shareholders. The property was marketed through Marcus & Millichap.

    KIT CARSON APARTMENTS. The Kit Carson Apartments, located in Security, Colorado, is a two-building, three-story, 108-unit complex constructed in 1971. In October 1996, the Company sold this project for an all cash purchase price of $2,750,000. The Company recognized a gain for tax purposes of approximately $1,185,000 on the transaction. A portion of the proceeds from the sale were used to pay closing costs and retire outstanding Class 5 Claims of approximately $2,050,000. The balance of the sale proceeds, $544,000, were set aside to pay future expenses and liabilities and as reserves for distributions to the Company's shareholders. The property was marketed by Marcus & Millichap.

    LEOPOLD RETIREMENT CENTER. The Leopold Retirement Center is a senior citizen apartment complex consisting of 79 apartments and 7 guest rooms. In February 1996, the Company sold the Leopold Retirement Center for an all cash purchase price of $1,654,000. The Company recognized a gain for tax purposes of approximately $305,000 upon the sale. The cash proceeds from the transaction were used to defray the seller's closing costs, to retire a first mortgage of $47,000 and $114,000 in Class 5 Claims, and to pay off past due legal fees of $169,000. The balance of the proceeds, amounting to approximately $1,215,000, were set aside by the Company to cover future expenses and liabilities and as a reserve for distribution to the Company's shareholders after discharging or providing for the Company's liabilities. The property was marketed through Marcus & Millichap.

    ROCKLEDGE APARTMENTS. The Rockledge Apartments is an eight-building, three-story, 180-unit complex with a single-story office building with basement. The Company sold this Colorado Springs, Colorado apartment complex in August 1996 for an all-cash purchase price of $4,800,000. The Company recognized a gain for tax purposes of approximately $205,000 upon the sale. The Company utilized the cash proceeds of the sale to pay closing costs and to retire Class 5 Claims with an outstanding principal balance plus accrued interest of approximate $5,493,000. The additional $1,048,000 of outstanding Class 5 Claims secured by the lien against the property was paid out of cash reserves of the Company. This property was also marketed on behalf of the Company by Marcus & Millichap.

             PLANS REGARDING SALE OF THE COMPANY'S REMAINING REAL ESTATE
                                        ASSETS

    The following provides a brief summary of the steps taken by the Company to sell, or to prepare for sale, the Company's remaining real estate assets. Both of the real estate assets in which the Company has an interest is owned by DFS, a wholly owned subsidiary of the Company.

    LOST CREEK PROPERTY. In April 1994, the Company contracted to sell the Lost Creek Property to a developer for $600,000. The purchaser is not affiliated with the Company. Closing is contingent upon the developer's receiving preliminary plat approval for a residential development from Pierce County. The plat approval has been substantially delayed due to wetlands and environmental issues, but the developer is still pursuing preliminary plat approval. The Company extended the period for closing the transaction through February 1997 in exchange for an increase in the purchase price to $620,000. If the sale closes, the Company will recognize a loss for tax purposes of approximately $905,000. The property is subject to a mortgage in the amount of approximately $131,000, and the net sales proceeds, after paying the mortgage and covering closing costs, will be added to the Company's cash reserves.


    CORNWALL PROPERTY. The Company has listed this property for sale with the real estate brokerage firm of Miller Real Estate, Inc. (an affiliate of Coldwell Banker of Bellingham, Washington). The Company does not intend to sell the property to any party affiliated with the Company. The listing price is $10 per square foot with the property encompassing approximately 10,363 square feet.
The timing and terms of any sale will be based upon negotiations with potential purchasers. It is likely that a sale will be subject to customary contingencies, including environmental inspection, feasibility study, title review and property inspection. A purchase may also be subject to the purchaser's ability to obtain financing. The Company expects that net sales proceeds, after covering the outstanding mortgage ($6,000), closing costs and expenses, will be added to its cash reserves.

                              PAYMENT OF CLASS 5 CLAIMS

    Prior to 1988, DFS offered a note and deed of trust program. Participants in this program loaned funds to DFS in exchange for promissory notes secured by liens against property owned by DFS. The priority of these liens was established by the order in which the loans were made to DFS and the related deeds of trust recorded against the DFS properties given as collateral. Under the Second Amended Plan, which was adopted in 1993, the outstanding notes issued under this program were characterized as Class 5 Claims against the Company. Each Class 5 Claim retained its lien, in the order of priority originally given, against the collateral and was recognized, at that time, as having a value equal to 100% of the amount of the Class 5 Claim, together with accrued interest. As of September 1, 1993, the effective date of the Second Amended Plan, the Company had outstanding Class 5 Claims of approximately $9,022,000, secured by liens against six of the properties owned by the Company.

    After the effective date of the Second Amended Plan, each Class 5 Claim was to bear interest at 9.5% per annum. The Company was obligated to pay accrued interest on the outstanding balance of each Class 5 Claim at 4% per annum on September 1 of each year beginning on September 1, 1994, and continuing until September 1, 1996 or the earlier maturity date of the obligation. Accrued interest on each such Class 5 Claim not paid on the interest payment date was to be added to the outstanding principal balance and, thereafter, to bear interest at 9.5% per annum. Each Class 5 Claim was to mature upon the earlier of September 1, 1996 or the date the collateral securing such Class 5 Claim was sold. Upon maturity of a Class 5 Claim, the Company was obligated to retire the Class 5 Claim by applying toward its payment the net cash available from the sale of the collateral securing the Class 5 Claim after payment of the cost of sale and the payment of all other secured claims having priority over the Class 5 Claim then being retired. If there was not sufficient cash to retire such Class 5 Claim in full, the Company is to discharge the unpaid portion of the Class 5 Claim by issuing to the holder of such Class 5 Claim Common Stock with a fair market value equal to the unpaid portion of the Class 5 Claim.

    Due to the Company's disappointing financial performance, it did not make any interest payments on either September 1, 1994 or September 1, 1995 and, accordingly, the interest accrued on each such date was added to the outstanding principal balance of the Class 5 Claim and the new principal balance continued to accrue interest at 9.5%. The following transactions in 1995 and 1996 repaid the outstanding principal balance and accrued interest on the Class 5 Claims:

    (a) In 1995, the Company sold Delta Financial Center and retired Class 5 Claims with an outstanding principal balance, plus accrued interest, of approximately $451,000;

    (b) In February 1996, the Company sold the Leopold Retirement Center and retired Class 5 Claims with an outstanding principal balance, plus accrued interest, of approximately $114,000;

    (c) In May 1996, the Company sold the Lakeway Inn and retired Class 5 Claims with an outstanding principal balance, plus accrued interest, of approximately $2,769,000;

    (d) In August 1996, the Company sold the Carmel Apartments and the Rockledge Apartments and retired Class 5 Claims with an outstanding principal balance, plus accrued interest, of approximately $6,302,000; and

    (e) In October 1996, the Company sold the Kit Carson Apartments and retired all remaining Class 5 Claims. The outstanding principal balance, plus accrued interest, equaled approximately $2,050,000.

    As of September 1, 1996, the Company was in default under the remaining Class 5 Claims The default continued until the Kit Carson Apartments were sold. As part of the closing all remaining Class 5 Claims, plus accrued interest through the closing date, were paid in full.

                       MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    This Proxy Statement includes in Exhibit B the Company's financial statements for the years ended December 31, 1995 and 1994, and for the nine months ended October 1, 1996. The financial statements for the interim period ended October 1, 1996 and for the years ended December 31, 1995 and 1994 (except for the Company's balance sheet as of December 31, 1995) are unaudited. SEE "Delay in Holding Annual Meeting " below for a discussion of the reasons why the Company's 1994 year-end financial statements are unaudited and why the Company's 1995 year end financial statements (except for its balance sheet) are unaudited.

    The following constitutes management's discussion and analysis of the results of operations and financial condition for the years ended December 31, 1995 and 1994, and for the period from January 1, 1996 through October 1, 1996.

RESULTS OF OPERATIONS

    BACKGROUND

    During the relevant periods, continuing operations consist of the property-owning activities of the Company. The Company's properties are the Leopold Retirement Inn, an independent living facility for the elderly in Bellingham, Washington; the Best Western Lakeway Inn, a full-service hotel also located in Bellingham; and several apartment buildings located in or near Colorado Springs, Colorado.

    Discontinued operations consist of the activities carried out under the trade name "Delta Warranty," and include the marketing and distribution of extended service contracts and surge suppression equipment coupled with extended service contracts. This business segment is treated as discontinued operations because the business was sold as of August 1, 1995. The results of its operations are reported separately.

    FOR THE NINE MONTHS ENDED OCTOBER 31, 1996 VS. THE NINE MONTHS
         ENDED SEPTEMBER 30, 1995

    Revenues from the property operations decreased 48% from $4,790,000 in 1995 to $2,506,000 in 1996, a decrease of $2,284,000. All of the decrease was caused by the loss of revenue from the disposal of the following properties: the Delta Financial Center office building sold in August 1995, the Leopold Retirement Inn sold in February 1996, the Best Western Lakeway Inn sold in May 1996, and the Rockledge Apartments and Carmel Apartments in August 1996.

    Operating expenses for the property operations decreased 48% from $3,815,000 in 1995 to $1,954,000 in 1996, a decrease of $1,861,000. The reduction in operating expenses was proportional to the reduction in revenue.

    Selling and administrative expenses decreased 19% from $875,000 in 1995 to $707,000 in 1996, a decrease of $168,000. This decrease was due to lower payroll expenses and reduced advertising expenses, partially offset by higher professional fees resulting from legal work relating to the sale of various properties.

    Combining the reduced revenues, the proportionately reduced operating expenses, and decreased selling and administrative expenses, the operating results before interest and other income/expenses decreased from $100,000 in 1995 to a loss of $155,000 in 1996. Interest income decreased from $108,000 in 1995 to $38,000 in 1996, due to the loss of interest-bearing restricted investments held in the warranty business during 1995. Interest expense decreased from $760,000 in 1995 to $553,000 in 1996, reflecting decreased mortgages and deeds of trust balances resulting from the sale of the Leopold Retirement Inn, Best Western Lakeway Inn, and Rockledge and Carmel Apartments.

    The 1996 statement of operations contains a gain of $3,223,000 from the disposal of assets. $365,000 of this amount is from the sale of the Best Western Lakeway Inn in May 1996. Another $96,000 is from the sale of the Leopold Retirement Inn in February 1996. The gain on the sale of the Rockledge Apartments was $2,193,000 while the Carmel Apartments had a gain of $569,000.

    FOR THE YEAR ENDED DECEMBER 31, 1995 VS. THE YEAR ENDED
         DECEMBER 31, 1994

    Revenues from property operations increased 4%, from $6,200,000 in 1994 to $6,418,000 in 1995, an increase of $218,000. Of this increase, $52,000 was due to increased occupancy of the Best Western Lakeway Inn, reversing a five year decline in occupancy caused by overbuilding of the hotel industry in Bellingham. The remaining $166,000 of the overall increase was due to a combination of improved occupancy and rent increases in the Colorado apartments, reflecting the strong local economy in Colorado Springs.

    Operating expenses for the property operations decreased 6% from $5,294,000 in 1994 to $4,977,000 in 1995, a decrease of $317,000. Of this decrease, $265,000 was caused by lower depreciation expense, reflecting the lower value of properties after the recording of a $3,700,000 property valuation loss in 1994. The balance of the decrease reflects lower property taxes and reduced personnel costs at the Best Western Lakeway Inn.

    Selling and administrative expenses declined 24% from $1,481,000 in 1994 to $1,125,000 in 1995, a decrease of $356,000. Virtually all of this decrease was due to reduced corporate expenses. These expenses declined in relation to 1994 due to one-time legal and professional fees incurred in 1994 for the Company's original stock issuance and registration. Also contributing to the decline were the reductions in corporate staff after the sale of the warranty operations on August 1, 1995.

    The combination of increased revenue and reduced expenses resulted in an increase in operating profit of $891,000, from a loss of $575,000 in 1994 to a profit of $316,000 in 1995. Interest income declined in 1995 from $225,000 in 1994 to

$112,000 in 1995. This reduction in interest income was due to smaller amounts of interest-bearing restricted investments held in the warranty business during 1995 and then, with the sale of the warranty operations in mid-1995, the loss of all such interest bearing funds. Interest expense increased slightly from $976,000 in 1994 to $1,036,000, reflecting increased deeds of trust balances on several properties as the deferred interest from the prior year accumulated within the principal balance and started to earn interest.

    The 1994 income statement contains a $3,700,000 valuation loss on property. This amount was recorded in 1994 based on the market values of the Best Western Lakeway Inn and the Leopold Retirement Inn determined by professional real estate agents engaged in December 1994 to sell the properties. The agents engaged were specialists in the areas of hotel properties and senior living facilities, respectively. The valuation losses of $2,800,000 on the Best Western Lakeway Inn and $900,000 on the Leopold Retirement Inn reflected the amounts necessary to reduce the carrying values to the anticipated selling prices. The carrying values of the two properties had previously been based on professional appraisals that utilized a variety of methods, including physical replacement cost, to determine their values.

DISCONTINUED OPERATIONS

    The warranty operations recorded an operating profit of $9,000 in the three months ended September 30, 1995 and a loss of $409,000 for the nine months ended the same date. The warranty operations also incurred negative cash flow of $629,000 during the nine month period. Because of these losses and negative cash flows, the Board of Directors decided to sell the warranty business, resulting in the transaction completed on August 1, 1995. In that transaction, the Company transferred all warranty business assets and liabilities to the buyer. The Company received no compensation, other than the relief from the warranty-related liabilities, in the transaction. Because the liabilities transferred substantially exceeded the assets transferred, the Company recorded a gain of $2,263,000 on the sale.

FINANCIAL CONDITION, LIQUIDITY AND FUTURE PLANS

    At October 1 1996, the Company had total assets of $2,636,000, total liabilities of $2,234,000, and stockholders' equity of $402,000. The major asset of the Company is property, which comprises $1,926,000 of the total assets. All of the property is categorized as property held for sale and therefore carried at the lower of cost or net realizable value. It is the intention of the Board to sell all the property, retire the related secured debt and other liabilities, and return any remaining funds to the shareholders. The Directors have initiated this process and intend to complete it as soon as possible. To facilitate this process and to reduce expenses until such time as the residual funds can be returned to shareholders, the Board is submitting the Plan to the shareholders to transfer the remaining assets of the Company to a liquidating trust. To be approved, shareholders representing two-thirds of the total outstanding shares must approve the plan.

    The major liability of the Company at October 1, 1996, was debt secured by the properties, totaling $2,167,000. Of this amount, $137,000 was in the form of first mortgages to banks, with the remaining $2,030,000 in the form of deeds of trust. The deeds of trust matured on September 1, 1996.

    As disclosed in Note 6 of the financial statements for the interim period ended October 1, 1996, in Exhibit B, subsequent to October 1, 1996, the Company sold the Kit Carson Apartments in Security, Colorado. The sale price of Kit Carson Apartments was $2,750,000 and the gain on the transaction was approximately $1,185,000.

    At October 1, 1996, the Company had $621,000 cash on hand and $50,000 in accounts receivable. Accounts payable and accrued expenses totaled $107,000. Given the positive working capital, the Company is able to meet its obligations as they become due.

                                  EXECUTIVE OFFICERS

    The executive officers of the Company are:


    NAME                     AGE          POSITION
    ----                     ---          --------

    Gordon H. Cheadle        64           President and Chief Executive Officer

    Terry L. Switzer         46           Vice President and Secretary

    Thomas G. Pagano         45           Director and Secretary

    The following information describes the executive officers of the Company.

    GORDON H. CHEADLE. For a description of Mr. Cheadle, see "Proposal No. 2--Election of Directors."

    TERRY L. SWITZER. For a description of Mr. Switzer, see "Proposal No. 2--Election of Directors."

    THOMAS G. PAGANO was appointed as a director of the Company in February 1991. Mr. Pagano has served as Chairman of the Board since October 1992 and as Secretary from February 1992 to October 1992. Mr. Pagano has been a certified public accountant and a principal at the public accounting firm of Johnson, Stone and Pagano, P.S. since 1982. Mr. Pagano also serves on the board of directors of the Northwest Trek Foundation.

                           SECURITY OWNERSHIP OF MANAGEMENT

    The only issued and outstanding class of voting securities of the Company is its one class Common Stock. The Company is not aware of any person or group known to be the beneficial owner of 5% or more of the outstanding shares of Common Stock. The following table sets forth certain information regarding the ownership of Common Stock of the Company as of February 1, 1997 with respect to each director and executive officer of the Company and all directors and executive officers of the Company as a group.


                          SHARES BENEFICIALLY       PERCENTAGE OF OUTSTANDING
                          -------------------       -------------------------
NAME AND ADDRESS                 OWNED                       SHARES(1)
----------------                 -----                       ---------

Thomas G. Pagano                   0                           --
3311 N 18th St.

Tacoma, WA  98406

Gordon H. Cheadle               4,282                           *
4229 -1st NW
Seattle, WA  98107

Carl R. Wiley                     0                             --
3043 Powder River Dr.
Eugene, OR  97401

Maynard G. Norman               1,538                           *
432 SW 143rd St.
Seattle, WA  98166

James F. Johannes             13,870(2)                        2.86
201 W Main St.
Puyallup, WA  98371

Terry L. Switzer                   0                             0
258 S.W. 43rd Street,
Suite A
Renton, WA  98055

All directors and executive     19,690                        4.07
officers as a group
(6 persons)


----------------------

(1) As of February 1, 1997, there were 484,128 shares of Common Stock outstanding.

(2) Includes 12,332 shares held by James F. Johannes as trustee for Valley Packers, Inc. Employees Defined Benefit Pension Plan.

*    Less than 1%.

                                EXECUTIVE COMPENSATION

BOARD REPORT ON EXECUTIVE COMPENSATION

     Compensation policies with respect to the Company's employees in general are determined by the Board. The foundation of the Company's compensation policies is the view that the Company's success is attributable to the efforts of its employees, including its executive officers. Compensation of executive officers is determined by the Board on a performance basis and in comparison to comparable positions in comparable industries.

     The compensation of David L. Larson, the Company's former President and Chief Executive Officer, was established and approved by the U. S. Bankruptcy Court while the Company remained subject to the court's jurisdiction as part of DFS's reorganization under Chapter 11 and was maintained at that level after the Company emerged from Chapter 11. The compensation of Gordon H. Cheadle and the other executive officers and Terry L. Switzer was established at their employment commencement date in conjunction with their employment contracts and is reviewed periodically.

                                        By Order of the Board of Directors



                                        Gordon H. Cheadle
                                        President and Vice Chairman of the Board


EXECUTIVE COMPENSATION TABLE

     The following table provides information with respect to the annual compensation for services to the Company in fiscal year 1995 for the Company's Chief Executive Officer.

        NAME AND                                      ANNUAL COMPENSATION
        --------                                      -------------------
   PRINCIPAL POSITION                  YEAR               SALARY ($)
   ------------------                  ----               ----------

Gordon H. Cheadle                      1995                 $7,500

President and Chief
Executive Officer(1)

David L. Larson

President and Chief                    1995                $52,500
Executive Officer(2)


------------------

(1) Mr. Cheadle has served as President and Chief Executive Officer since August 1995.

(2) Mr. Larson served as President from April 1991 through July 1995. He resigned at the time of the Company's sale of its warranty business to DelCor Holdings, Inc.

                           TRANSACTIONS INVOLVING DIRECTORS

     On August 1, 1995, the Company sold, pursuant to an Asset Purchase Agreement dated as of July 31, 1995 ("Asset Purchase Agreement"), to DelCor Holdings, Inc. ("DelCor") its warranty business and certain other non-real estate assets. DelCor is a newly formed Washington corporation which was organized for the purpose of acquiring these assets by David L. Larson and Eric Kord, two former executive officers of the Company, and Nomad, Inc., a newly organized Washington corporation owned and controlled by Michael Heijer.
Messrs. Larson and Kord resigned as the Company's President and Vice President, respectively, immediately prior to the consummation of the sale. Messrs. Larson and Kord and Nomad, Inc. own 42.5%, 15% and 42.5% respectively, of DelCor's common stock.

     The Company consummated the transaction by (i) causing Delta Management Company, Inc. ("DMC"), a wholly owned subsidiary of the Company, to transfer to DelCor substantially all of DMC's non-real estate assets and (ii) selling directly to DelCor all of the issued and outstanding common stock of Delta Warranty of Florida, Inc. ("DWF") and Delta Service Administrators, Inc. ("DSA"), two other wholly owned subsidiaries of the Company. Immediately prior to the sale, DWF transferred to DFS, another wholly owned subsidiary of the Company, fee simple interest in two real estate assets, the Leopold Retirement Center, a housing project for the elderly in Bellingham, Washington, and the Lost Creek Property, a 99.5-acre parcel of undeveloped land in Pierce County, Washington. These assets were transferred out of DWF because the sale was not to involve the transfer of any real estate assets from the Company or its subsidiaries to DelCor.

     The assets sold to DelCor included furniture, fixtures and equipment, inventory, accounts receivable, rights under business agreements, intangible property rights, licenses and authorizations (to the extent assignable), contract rights under existing warranty agreements, and the rights to certain balances held in escrow and bank accounts previously established to secure the subsidiaries' obligations under the issued warranty contracts.

     The book value of the assets transferred was $5,453,000. The book value of liabilities transferred was $7,716,000, giving rise to a gain of $2,263,000 on the transaction.

     The Company did not receive any cash from DelCor in exchange for these assets, but DelCor assumed, pursuant to an Assumption of Contracts, Obligations and Liabilities (the "Assumption Agreement") specified liabilities of the Company, DMC, DWF and DSA (collectively, the "Delta Warranty Companies") specifically listed in the Assumption Agreement (collectively, the "Scheduled Liabilities"). The Scheduled Liabilities included, among others, obligations of the Delta Warranty Companies under the licensed business agreements; the equipment, office and automobile leases of the Delta Warranty Companies; all claims and liabilities under the warranty contracts in effect as of the closing or that might arise on or after the closing; ordinary trade payables and accrued expenses associated with the non-real estate business of the Delta Warranty Companies, exclusive of certain accrued legal and accounting expenses in excess of stipulated ceilings; and accrued but unpaid liabilities under claim insurance policies previously maintained by the Delta Warranty Companies. In addition, DelCor agreed to assume responsibility for the prosecution and defense of pending litigation with Electronic Systems Protection, Inc., a vendor of surge protection equipment, previously sold to DMC.

     Based upon the financial statements and schedules prepared at the closing, DelCor assumed responsibility for the payment of trade payables and accrued expenses of approximately $1,790,000 and accrued legal and accounting fees of approximately $106,000. Neither the Asset Purchase Agreement nor the Assumption Agreement attempted to quantify the amount of other Scheduled Liabilities and certain of those liabilities, such as amounts now payable or in the future payable under the assumed warranty contracts, are uncertain in amount. Over the last three years, the Company's claims under warranty contracts have been in the range of 25% to 35% of the premiums. Should that claims experience persist as to the warranties now outstanding, DelCor would be responsible for $1,600,000 to $2,200,000 on the warranty contracts assumed. There is, however, no certainty that this will be the claims experience as to the outstanding warranties.

     Because the warranties transferred by the Company to DelCor were originated by the Company, the Company remains obligated for such warranty obligations until they expire. All of the warranty obligations transferred to DelCor should expire within 72 months after closing of the sale to DelCor. Under the Assumption Agreement and the Asset Purchase Agreement, DelCor is obligated to indemnify and hold harmless the Company and DMC from all claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by either of them as a result of DelCor's failure or refusal to pay the Scheduled Liabilities. DelCor's indemnification obligation is secured by an interest, in favor of the Company and DMC, in past, present and future accounts receivable, and the future fixtures and equipment, of DelCor, DWF and DSA, and DelCor's rights to distributions that may subsequently be made with respect to a cash reserve account held by K-Mart to secure Delta Warranty Companies' obligations on warranty contracts written for K-Mart consumers. Such security interest is subordinate to claims that K-Mart may have against the amount in such cash reserve account and to liens that may subsequently be granted by DelCor in favor of unaffiliated third-party lenders who provide financing to DelCor to conduct its warranty business. If DelCor obtains insurance to cover claims against DelCor and the Delta Warranty Companies under the warranty contracts sold to K-Mart customers, the Company and DMC are obligated to release their security interest in the amounts held in the K-Mart cash reserve account; provided that, following such release, there is, in the opinion of the Company and DMC, sufficient remaining collateral to secure the outstanding uninsured liabilities assumed by DelCor under the Asset Purchase Agreement. In any event, the Company and DMC are to release their security interest in the K-Mart cash reserve account no later than 30 months after the closing.

     The Company and DMC are, in addition, obligated to indemnify and hold harmless DelCor from all claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by DelCor as a result of any liabilities other than those stipulated as Scheduled Liabilities.

     Terry L. Switzer, the Company's Vice President, represented the Company in negotiating the terms of the Asset Purchase Agreement, and it was presented to the Board for review and approval.

                                 INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 700 Fifth Avenue, Seattle, Washington 98104, which has served as the Company's independent auditor since 1988, has been selected to continue as the Company's independent auditor for the fiscal year ended December 31, 1995. Representatives of Deloitte & Touche LLP will be present at the Special Meeting and, accordingly, will be available to respond to questions and to make a statement if they so desire. If the shareholders do not approve the Plan, the Company intends to select Deloitte & Touche LLP to conduct any additional audits that may be required in order to comply with applicable federal securities laws.

               MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND OTHER
                                 SHAREHOLDER MATTERS

     The Company has issued a total of 484,128 shares of Common Stock and currently has 3,501 shareholders. No shares of Common Stock are subject to outstanding option or warrants. No persons have any right to cause the Company to register shares of Common Stock or to list on any exchange. No dividends have been declared or paid on any shares of Common Stock during the past two fiscal years. The Company is not subject to any restrictions on paying dividends in the future.

     There is no established public trading market for the Company's Common Stock. It is unlikely that a market for the Common Stock will develop in the future. The Company does not meet the qualifications to list on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq National Market. The Common Stock is currently not listed on the National Association of Securities Dealers OTC (over-the-counter) Electronic Bulletin Board or published in the National Daily Quotation Service Pink Sheets. The Common Stock remains subject to applicable state securities laws regulating resale, which could inhibit trading in the Common Stock.

                                  LEGAL PROCEEDINGS

     On November 29, 1995, Esfeld Investment Services ("Esfeld") submitted to the Company a demand for arbitration to resolve whether and to what extent Esfeld was entitled to commissions as a result of the sale of the warranty business to DelCor. Esfeld claims that such commissions are due under the terms of a Limited Client Consultant Fee Agreement entered into in September 1994.
The Company denied that a commission is owed to Esfeld under that agreement. In April 1996 the arbitrator ruled in favor of the Company holding that no commissions or other payments were due to Esfeld under the Consultant Fee Agreement.

                              PROPOSALS OF SHAREHOLDERS

     The Company has not received any proposals from shareholders for inclusion in the Company's proxy materials for either the 1995 or 1996 Annual Meeting or for the Special Meeting. Proposals that shareholders wish to include in the Company's proxy statement and form of proxy for presentation at the 1997
Annual Meeting, if any, must be received by the Company at 258 S.W. 43rd Street, Suite A, Renton, Washington 98055, attention of the Corporate Secretary, no later than March 1, 1997.

                           DELAY IN HOLDING ANNUAL MEETING

     This Proxy Statement has been prepared in connection with the holding of the Special Meeting at which shareholders of the Company will consider the proposals described herein and conduct the business of the Company's Annual Meeting. The holding of this Annual Meeting has been substantially delayed, inasmuch as the Company was, under its Bylaws, obligated to hold Annual Meetings on May 19, 1995 and again on May 19, 1996. The Board refrained from calling the Annual Meetings because, through 1995 and into the second quarter of 1996, the Company did not have available cash to pay the accounting and legal expenses incident to holding an Annual Meeting.

     Under existing federal laws and regulations, the Company must include in the proxy solicitation materials sent to its shareholders audited financial statements for the prior fiscal year. As of May 1995, when the Annual Meeting should have been held, the Company owed approximately $120,000 in accounting fees to Deloitte & Touche, LLP, the Company's independent public accountants, which fees had been incurred for the accountants' 1993 audit and assistance to the Company in registering its securities under the Securities Act of 1933, as amended. In addition, the Company owed at that time approximately $150,000 in legal fees incurred for legal counsel's assistance with federal securities law compliance, real estate transactions and miscellaneous corporate matters. Given the Company's financial performance through 1994 and 1995, the Company did not have the cash to pay these accounting and legal fees, and the additional fees that would be incurred in preparing for the Annual Meeting, without forcing the Company to fail to pay other critical payables necessary to cover the operating expenses on the Company's real estate investments and to pay warranty claims, employee salaries, marketing expenses and other expenditures deemed essential to the then ongoing operations of the warranty business. The Board decided that it was in the best interest of the shareholders for the Company to pay the critical business expenses necessary to protect the value of the Company's investments and assets, while deferring the holding of the Annual Meeting until additional capital might be raised or assets sold to generate sufficient cash to cover past and current accounting and legal expenses. The Board wished to avoid forcing the Company into a bankruptcy proceeding, believing bankruptcy to be extremely unattractive due to the delays and complications of obtaining U.S. Bankruptcy Court approval to conduct business, the cost of administering the bankruptcy case, and the likely impact that bankruptcy would have upon the Company's trade creditors, customers, shareholders and others.

     Throughout 1995, the Board sought to address the Company's liquidity problems by seeking additional capital and attempting to sell one or more of the Company's primary assets. Management actively solicited buyers for the warranty business, whose activity was primarily responsible for the Company's severe cash flow problems, and such efforts ultimately led to the sale of the warranty business, but the sale did not generate cash that could be used by the Company to pay off the outstanding accounting and legal bills and other expenses. SEE "Transactions Involving Directors." Furthermore, while efforts were made to sell the real estate assets of the Company, no sales were consummated in 1995, other than the sale of the Delta Financial Center. See "Recent Property Sales" and "Plans Regarding Sale of the Company's Real Estate."

     Recognizing that the Company's efforts to raise additional cash to cover the expenses of the Annual Meeting might not be successful, the Board asked the Company's counsel to prepare, without requiring immediate payment of past due legal fees and the cost of the additional services, a no-action request to the Commission seeking the Commission's waiver of the requirement that its 1994 proxy solicitation materials include an audit of the 1994 financial statements. The Company's counsel consented to assist with the preparation of this letter and it was submitted to the Commission in September 1995. The Company based its request for a waiver of the audit requirement primarily upon the grounds that requiring an audit of the 1994 financial statements would impose a substantial financial burden upon the Company and its shareholders and would delay, perhaps indefinitely, the holding of its Annual Meeting. The Commission was advised that the proxy solicitation materials would include the proposal for the dissolution of the Company and the transfer of its assets, subject to existing liabilities, to a liquidating trust and that if the Plan were approved, the Company would immediately proceed to deregister as a public company under the 1934 Act. In November 1995, the Commission advised the Company that, based upon the information in its no-action request, the Commission would not recommend any action against the Company based solely on the Company's failure to provide audited 1994 financial statements in its proxy statement for the Annual Meeting. The Commission also advised the Company that, if the Plan were not approved, the Company would be expected to fully comply with its reporting obligations under the 1934 Act for all periods.

     Upon notice from the Commission's staff during the week of January 22, 1996 that it intended to conduct a full review of the Company's preliminary materials with comments to follow within 30 days of such notice, the Company recognized that the resulting delay would require the Company to update its financial statements to include financial information for the year ended December 31, 1995. The necessity of filing unaudited financial statements for two fiscal years was not contemplated when the Company's counsel made its no action request relating to the 1994 financial statement. Therefore, the Company's counsel submitted an additional no-action request to the Commission dated January 25, 1996 seeking the Commission's waiver of the requirement that its 1994 proxy solicitation materials include an audit of the 1995 and 1994 financial statements. The Company based its request for a waiver of the audit requirement primarily upon the same grounds asserted in its initial waiver request. In a letter dated February 5, 1996, the Commission advised the Company that, based upon the information in its no-action request, the Commission would not recommend any action against the Company based solely on the Company's failure to provide audited 1994 financial statements and audited 1995 financial statements of operations, cash flows and changes in stockholders' equity in the proxy statement for the Annual Meeting, provided that an audited December 31, 1995 balance sheet and unaudited financial statements containing all of the required information were included in the proxy materials. The Commission also advised the Company that, if the Plan were not approved, the Company would be expected to fully comply with its reporting obligations under the 1934 Act for all periods and that, with respect to any future filings under the l933 Act, the Commission would not accept unaudited statements of the Company for any periods for which audited financial statements are required by applicable federal securities laws.

     The Company has paid out of cash from operations and from the sale of its properties the accounting fees owed to Deloitte & Touche LLP and the legal fees owed by it.

                                DELINQUENT SEC FILINGS

     The Company failed to file with the SEC Form 10-Ks for the years ended December 31, 1995 and 1994, Form 10-Qs for the second and third quarters of 1995, and Form 8-Ks upon the sale of the Leopold Retirement Center and the Lakeway Inn. The Company filed with the SEC a Form 10-Q for the first quarter of 1995, Form 10-Qs for the first and second quarters of 1996 and filed these proxy materials with the SEC prior to their distribution to the shareholders.
If the Plan is approved by the shareholders, the Company will deregister as a public company under the 1934 Act, not make any further filings with the SEC other than that necessary to deregister, and proceed to liquidate as outlined in these proxy materials. On the other hand, if the Plan is not approved by the shareholders, the Company will remain subject to the periodic reporting obligations of the 1934 Act. The SEC staff has also confirmed that, if the Plan is not approved, the Company must promptly file with the SEC the delinquent SEC filings.

                                    OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other matters that are to be brought to a vote at the Special Meeting. If any other matter does properly come before the Special Meeting, however, the persons appointed in the enclosed form of Proxy or their substitutes will vote in accordance with their best judgment on such matters.

                               SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement. Proxies may be solicited by the Company's officers and regular employees. Such solicitations may be made personally or by mail, telephone, facsimile or telegram.

     In addition, the Company has entered into an agreement with Hebert Research, Inc. under which it will use its best efforts to solicit shareholders to grant their approval of the proposals described in these proxy materials. The Company has agreed to indemnify Hebert Research, Inc. against certain liabilities, including certain liabilities under the federal and state securities laws.

     TO THE EXTENT THAT SUCH INDEMNIFICATION PROVISIONS PURPORT TO INCLUDE INDEMNIFICATION FOR LIABILITIES UNDER THE 1934 ACT, IN THE OPINION OF THE COMMISSION, SUCH INDEMNIFICATION IS CONTRARY TO PUBLIC POLICY AND, THEREFORE, UNENFORCEABLE.

                                        By Order of the Board of Directors



                                        Gordon H. Cheadle
                                        President and Vice Chairman of the Board

February X, 1996

                               APPENDIX I TO EXHIBIT A

                                 DELTA HOLDING, INC.

                             LIQUIDATING TRUST AGREEMENT

     AGREEMENT AND DECLARATION OF TRUST (this "Agreement") dated
___________________, 1997 by and between Delta Holding, Inc., a Washington corporation (the "Company"), and Gordon Cheadle, James F. Johannes and Maynard
G. Norman (together the "Trustees").

     On November __, 1996, the Board of Directors of the Company ("the Board") adopted and voted to submit to the shareholders of the Company a Plan of Complete Liquidation and Dissolution of the Company in accordance with Section 336 of the Internal Revenue Code of 1986, as amended (the "Plan"). The Plan was adopted by the shareholders of the Company at a meeting held on March __, 1997. Pursuant to the Plan, the Board has determined that it is appropriate to create this liquidating trust.

     In consideration of the premises, the Company hereby grants, releases, assigns, transfers, conveys and delivers unto the Trustees for the benefit of the shareholders of the Company as of the Record Date (as hereinafter defined) and their permitted successors and assigns as herein provided (the "Beneficiaries"), all of the Company's right, title and interest in and to the assets listed on Schedule 1 hereto (the "Trust Assets"), in trust for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Trustees hereby accept the Trust Assets and such Trust, subject to the terms and provisions hereof.

ARTICLE I.   NAME AND DEFINITIONS

     1.1     NAME

     The trust shall be known as the "Delta Holding Liquidating Trust."

     1.2  Certain Terms Defined

     For all purposes of this instrument, unless the context otherwise requires:

          (a) "Beneficial Interest" shall mean the proportionate share of each Beneficiary in the Trust Estate determined by the ratio of the number of issued and outstanding Shares held by each Beneficiary on

--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 1
     the close of business on the Record Date to the number of such issued and outstanding Shares held on such date by all Shareholders.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Effective Date" shall mean the date of this Agreement, being the first date on which the distribution of assets from the Company to the Trustees occurs.

          (d) "Record Date" shall mean the date selected by the Board for determination of the shareholders of the Company entitled to become Beneficiaries.

          (e) "Shares" shall mean the shares of Common Stock, $1.00 par value, of the Company.

          (f) "Shareholders" shall mean the holders of record of the outstanding Shares at the close of business on the Record Date.

          (g)  "Trust" shall mean the trust created by this Agreement.

          (h) "Trust Estate" shall mean all the property held from time to time by the Trustees under this Agreement, including, without limitation, the Trust Assets and, in addition, shall thereafter include all dividends, rents, royalties, income, proceeds and other receipts of or from the Trust Estate.

          (i)  "Trustees" shall mean the original Trustees and their successors.

ARTICLE II.  NATURE OF TRANSFER

     2.1     PURPOSE OF TRUST

     The sole purpose of the Trust is to liquidate the Trust Estate in a manner calculated to conserve and protect the Trust Estate, and to collect and distribute the income and proceeds therefrom to the Beneficiaries in as prompt and orderly a fashion as possible after the payment of, or provision for, expenses, debts and liabilities. The Trust is not organized for, and shall have no responsibility, objective or authority to carry on, a profit-making business that would normally be conducted by a business organization classified as a corporation or partnership. The Trustees shall take no action that would unduly prolong the duration of the Trust.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 2

     2.2      INSTRUMENTS OF FURTHER ASSURANCE

     After the liquidation and dissolution of the Company, such persons as have the rights and power to so act will, upon reasonable request of the Trustees, execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or proper to effectively carry out the purposes of this Agreement, to transfer to the Trustees any property intended to be covered hereby and to vest in the Trustees, and their successors and assigns, the estate, powers, instruments or funds in trust hereunder.

     2.3      PAYMENT OF COMPANY LIABILITIES

     The Trustees hereby assume all the claims, debts, liabilities and obligations (including unascertained or contingent liabilities and expenses) of the Company, except for those claims, debts, liabilities and obligations of the Company that are subsequently discharged by the Company's compliance with the procedures set forth in RCW 23B.14.060 and that expire as a result of the application of RCW 23B.14.340. Should any liability be asserted against the Trustees as the transferees of the Trust Estate or as a result of the assumption made in this Section 2.3, the Trustees may use such part of the Trust Estate as may be necessary in contesting any such liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such persons, in the event the Trust Estate is not sufficient to satisfy the liabilities of the Trust.

     2.4      INCIDENTS OF OWNERSHIP

     The Shareholders shall be the Beneficiaries of the Trust created by this Agreement, and the Trustees shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

ARTICLE III.  BENEFICIARIES

     3.1      BENEFICIAL INTERESTS

          (a) The Beneficial Interest of each Shareholder as a Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of the Company's shareholder list as of the Record Date, which list is being delivered by the Company to the Trustees herewith.

          (b) When the Trustees have determined the Beneficial Interests of the Shareholders, they shall notify each Shareholder of the amount of his Beneficial


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 3

Interest and, in the Trustees' discretion, shall advise him to surrender his certificate for Shares.

          (c) No Shareholder is obligated to surrender his certificates representing Shares in order to obtain his Beneficial Interest in the Trust.

     3.2  RIGHTS OF BENEFICIARIES

     Each Beneficiary shall be entitled to participation in the rights and benefits due to a Beneficiary hereunder according to such Beneficiary's Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property, and, upon the death of an individual Beneficiary, such Beneficiary's interest shall pass as personal property to the legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of or control of the Trust Estate, except as herein expressly provided. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead or inheritance, or of partition, or of any other right, statutory or otherwise, in any property whatever forming a part of the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Trustees, and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement.

     3.3  NO TRANSFER OF INTERESTS OF BENEFICIARIES

     The Beneficial Interests of the Beneficiaries of the Trust shall not be transferable; provided, however, that the Beneficial Interest of a Beneficiary shall be assignable or transferable by will, intestate succession or operation of law and that a record owner of Shares may assign his Beneficial Interest to the beneficial owner thereof. No assignment hereunder shall be deemed effective until written notice thereof has been delivered to the Trust.

     The Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of any court, nor shall such interests be liable for the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations, except as may exist pursuant to a distribution of "remaining assets" under Section 4.1, and shall become the property of the Beneficiary only when actually received by such Beneficiary.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 4

     3.4      Trustees as Beneficiaries

     Each Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if he were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if he were not a Trustee hereunder.

ARTICLE IV.   DURATION AND TERMINATION OF TRUST

     4.1      DURATION

     The existence of the Trust shall continue until the first to occur of (a) the complete distribution of the Trust Estate and (b) the expiration of three years from the Effective Date, unless an earlier termination is required by the applicable laws of the State of Washington or by the action of the Beneficiaries as provided in Section 4.2. Any remaining assets shall be distributed to the Beneficiaries, subject to any remaining claims, debts, liabilities and obligations. If any portion of the Trust Estate is not duly claimed, such assets shall be disposed of in accordance with applicable law.

     4.2      TERMINATION BY BENEFICIARIES

     The Trust may be terminated at any time by the action of Beneficiaries having an aggregate Beneficial Interest of at least two thirds of the total Beneficial Interests as evidenced in the manner provided in Article XII; provided, however, that such termination would not result in a breach of any obligation of the Trust.

     4.3      Continuance of Trust for Winding Up

     After the termination of the Trust and solely for the purpose of liquidating and winding up the affairs of the Trust, the Trustees shall continue to act as such until their duties have been fully performed. Upon distribution of all the Trust Estate, the Trustees shall retain the books, records, shareholder lists, certificates for Shares and files that shall have been delivered to or created by the Trustees. At the Trustees' discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Estate. Except as otherwise specifically provided herein, upon the distribution of all the Trust Estate, the Trustees shall have no further duties or obligations hereunder, except to account as provided in Section 5.5.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 5

ARTICLE V.    ADMINISTRATION OF TRUST ESTATE

     5.1      SALE OF TRUST ESTATE

     The Trustees, at such times as they may deem appropriate, may transfer, assign or otherwise dispose of all or any part of the Trust Estate as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustees shall determine).

     5.2      PAYMENT OF CLAIMS, DEBTS, EXPENSES AND LIABILITIES

     The Trustees shall collect the assets of and hold the Trust Estate without provision for, or the obligation to make payment of, any interest thereon to any Beneficiary. The Trustees shall pay from the Trust Estate all claims, debts, expenses, liabilities, charges and obligations of the Trust Estate and all debts, liabilities and obligations that the Trustees specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities that the Trustees may be obligated to pay as transferees of the Trust Estate, including, without limitation, interest, penalties, taxes, assessments and public charges of every kind and nature and the costs, charges and expenses connected with the execution and administration of the Trust and such other payments and disbursements as are provided in this Agreement or that may be determined to be a proper charge against the Trust Estate by the Trustees. Notwithstanding a termination of the Trust for any reason, the Trustees may, in their discretion, make provisions by reserve or otherwise, out of the Trust Estate, for such amount as the Trustees in good faith may determine to be necessary to meet present or future claims, debts and liabilities of the Trust, whether fixed or contingent.

     5.3      INTERIM DISTRIBUTIONS

     At such times as may be determined by them, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to their respective Beneficial Interests, any proceeds from the sale of assets or income from investments of the Trust Estate, or any other portion of the Trust Estate, to the extent that the Trustees in their sole discretion determine that the amount thereof is no longer necessary to meet claims and any liabilities of the Trust Estate.

     5.4      FINAL DISTRIBUTION

     If the Trustees determine that all claims, debts, expenses, liabilities, charges and obligations of the Trust have been paid or discharged or if the existence of the Trust shall terminate pursuant to Section 4.1 or 4.2, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Estate, distribute the Trust Estate to the Beneficiaries, in proportion to their interests therein.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 6

The Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Beneficiaries who have not been located, subject to applicable state laws regarding escheat and abandoned property.

     5.5      REPORTS TO BENEFICIARIES

     As soon as practicable after the termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (a) the assets and liabilities of the Trust upon termination and the receipts and disbursements of the Trustees for such period, (b) any changes in the Trust Estate that they have not previously reported, and (c) any action taken by the Trustees in the performance of their duties under this Agreement that they have not previously reported and which, in their opinion, materially affects the Trust Estate. The Trustees may submit similar reports for such interim periods as they deem advisable. There is no requirement that the financial statements prepared by the Trustees be audited.

     5.6      FEDERAL INCOME TAX INFORMATION

     As soon as possible after the close of the calendar year, the Trustees shall mail to each Beneficiary a statement estimating on a per Share basis the dates and amounts of all distributions made by the Trustees, depreciation allowances, if any, and such other information as is reasonably available to the Trustees that may be helpful in determining the amount of taxable income from the Trust that such Beneficiary should include in his federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their discretion without such a request, the Trustees may furnish to any person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees that may be helpful in determining the amount of income and expenses of the Trust that such person should include in his federal income tax return.

ARTICLE VI.   POWERS OF AND LIMITATIONS ON TRUSTEES

     6.1      LIMITATIONS ON TRUSTEES

     The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Estate shall be used or disposed of by the Trustees in furtherance of any trade or business of the Trust. The Trustees shall be restricted to the holding and collection of the assets in the Trust Estate and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Estate and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Trustees receive any property, make any distribution, satisfy or discharge any claims, debts, expenses, charges, liabilities and obligations or otherwise


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 7
take any action that is inconsistent with a complete liquidation of the Company as that term is used and interpreted by Sections 337 and 331 of the Code, regulations promulgated thereunder, and rulings, decisions and determinations of the Internal Revenue Service and courts of competent jurisdiction or any action that would jeopardize the status of the Trust as a "liquidating trust" for federal income tax purposes. This limitation shall apply irrespective of whether the conduct of any such trade or business is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Estate. To this end, the Trustees shall make continuing efforts to liquidate and dispose of the Trust Assets, make timely distributions to the Beneficiaries of the Trust and not unduly prolong the duration of the Trust. None of the Trust Assets shall be sold to, purchased by or otherwise transferred to any of the Trustees.

     6.2      SPECIFIC POWERS OF TRUSTEES

     Subject to the provisions of Section 6.1, the Trustees shall have the following specific powers in addition to any powers conferred on them by any other Section or provision of this Agreement or any statutory laws of the State of Washington; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred on them by this Agreement:

          (a) To perform any and all acts necessary or desirable to carry out the purpose of the Trust, including, but not limited to, any and all acts necessary or desirable to conserve, maintain and manage the assets in the Trust Estate pending their sale or liquidation, and to engage counsel and to sue for and defend the Trust and settle or compromise claims in favor of or against the assets of the Trust Estate.

          (b) To retain sufficient cash, including if necessary a portion of the cash proceeds realized from the sale of the assets in the Trust Estate, in one or more demand and/or time deposits in banks or savings institutions or temporarily to invest and reinvest such cash in temporary investments such as short-term certificates of deposit or Treasury bills, solely to meet the Trustees' reasonable and good-faith estimate of claims and unascertained or contingent liabilities or contingent expenses (other than claims of Shareholders with respect to their Shares) that would have been payable by the Company, had it not dissolved, and have not been adequately provided for by the Reserve Fund, and to meet any and


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 8
     all expenses reasonably expected to be incurred in determining or contesting such claims, but not to otherwise invest or reinvest any such proceeds.

          (c) To make withdrawals from such accounts or deposits to pay such claims and expenses upon receipt of evidence reasonably satisfactory to them as to the validity thereof.

          (d) To determine which assets in the Trust should be sold and which assets in the Trust, if any, should be distributed in kind to the Beneficiaries.

          (e) To distribute, at such times as the Trustees deem appropriate, assets to the Beneficiaries not required to be retained to meet claims or expenses assumed pursuant to Section 2.3.

          (f) To distribute to the Beneficiaries, at such times as the Trustees deem appropriate, the net cash proceeds from the sale of the assets in the Trust Estate or income from investments (to the extent not required to be set aside to meet claims and related expenses), and to make distributions to the Beneficiaries from time to time and upon termination of the Trust of assets not required to be retained to meet claims or expenses.

          (g)  To maintain adequate records with respect to Trust activities.

          (h) To deposit distributed assets as provided by applicable law for any Beneficiary who cannot be located.

          (i) To sell, exchange or otherwise dispose of any property at any time held or acquired hereunder at public or private sale, for cash or on terms, without the necessity of court approval or advertisement.

          (j) To register any stock, bond or other security in the name of a nominee, with or without disclosure of any fiduciary relationship, and to convey title to any real property to a nominee and to hold title to real property in the name of a nominee, with or without disclosure of any fiduciary relationship; but accurate records shall be maintained showing that such security or real property is a Trust asset.

          (k)  To vote any securities held by the Trust.

--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                  PAGE 9

          (l)  To rescind or modify any contract affecting the Trust.

          (m) To borrow money in such amounts as the Trustees deem advisable for Trust purposes.

          (n) To employ agents, auditors, attorneys, real estate brokers and investment counselors and to pay them reasonable compensation.

          (o) To select an annual accounting period, to charge any expense, tax, repair or replacement either to income or principal, or apportion the same between income and principal, to apportion the sale price of any asset between income and principal, to determine in their sole discretion whether to amortize any premium or accumulate any discount on investments purchased or sold, and to provide or fail to provide a reasonable reserve against depreciation or obsolescence for any asset that at any time is a part of the Trust Estate.

          (p) To serve without making and filing inventory and appraisement, without filing any annual or other returns or reports to any court, and without giving bond, but the Trustees shall furnish after the end of each calendar year with reasonable promptness an annual report including a statement of receipts and disbursements to the Beneficiaries, and to render an account to each of the Beneficiaries at the time of the Trust termination.

ARTICLE VII.  CONCERNING TRUSTEES, BENEFICIARIES,
              EMPLOYEES AND AGENTS

     7.1      GENERALLY

     The Trustees accept and undertake to discharge the trust created by this Agreement, on the terms and conditions hereof. The Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act or their own willful misconduct, except that:

          (a) No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was grossly negligent in ascertaining the pertinent facts, and no successor Trustee shall be in


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                 PAGE 10
     any way responsible for the acts or omissions of any Trustees in office prior to the date on which he becomes a Trustee.

          (b) No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees.

          (c) In the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement, but in the case of any such certificates or opinions that are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

          (d) No Trustee shall be liable for any error of judgment made in good faith.

          (e) No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having an aggregate Beneficial Interest of more than 50% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred on the Trustees under this Agreement.

     7.2      RELIANCE BY TRUSTEES

     Except as otherwise provided in Section 7.1:

          (a) The Trustees may rely and shall be protected in acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, comment, order or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

          (b) The Trustees may consult with legal counsel to be selected by them, including firms of which a Trustee may be a member, and the advice or opinion of such counsel shall be full and complete personal protection to all Trustees, employees and agents of the Trust in respect


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                 PAGE 11
     of any action taken or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

          (c) Persons dealing with Trustees shall look only to the Trust Estate to satisfy any liability incurred by the Trustees to such person in carrying out the terms of the Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

          (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees or their agents liable nor shall the Trustees be liable to anyone for such omission.

     7.3      LIABILITY TO THIRD PERSONS

     No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate or the affairs of the Trust; and no Trustee, employee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate or the affairs of the Trust, except for his own willful misconduct, knowingly and intentionally committed in bad faith; and all such other persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If the Trustees deem it appropriate, the Trustees may obtain insurance for the protection of the Trust Estate, its Beneficiaries, Trustees, employees and agents in such amount as the Trustees shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

     7.4      RECITALS

     Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee, employee or agent of the Trust only in his capacity as a Trustee under this Agreement or in his capacity as an employee or agent of the Trust. Any written instrument creating an obligation of the Trust shall refer to this Agreement and contain a recital to the effect that obligations thereunder are not personally binding on, nor shall resort be had to the private property of, any of the Trustees, Beneficiaries, employees or agents of the Trust. Only the Trust Estate or a specific portion thereof shall be bound, but the omission of such recital shall not


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                 PAGE 12
operate to impose personal liability on any of the Trustees, Beneficiaries, employees or agents of the Trust.

     7.5      INDEMNIFICATION

     Each Trustee, employee and agent shall be indemnified out of the Trust Estate against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter by reason of his being or having been such a Trustee, employee or agent; provided that he shall not be entitled to have such indemnification in respect of any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or gross negligence or in reckless disregard of his duties; provided further that, as in any matter disposed of by a compromise payment by such Trustee, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustees to the effect that, if the foregoing matters had been adjudicated, such Trustee, employee or agent would not have been found to have acted in bad faith or with willful misfeasance or gross negligence or in reckless disregard of his duties. The rights accruing to any Trustee, employee or agent under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no Trustee, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Estate, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise, except as otherwise provided by law. The Trustees may make advance payments in connection with indemnification under this Section 7.5; provided that the indemnified Trustee, employee or agent shall have given a written undertaking to repay any amount advanced to him and to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification. The Trustees may purchase such insurance as they determine, in the exercise of their discretion, adequately insures that each of the Trustees, employees and agents of the Trust shall be indemnified against any such loss, liability or damage pursuant to this Section 7.5. The rights accruing to any person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustees to indemnify or reimburse such person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such person to contribution under applicable law.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                 PAGE 13

ARTICLE VIII. PROTECTION OF PERSONS DEALING WITH TRUSTEES

     8.1      ACTION BY TRUSTEES

     All action required or permitted to be taken by the Trustees shall require the approval of at least a majority of the Trustees, except as otherwise required by law.

     18.2     RELIANCE ON STATEMENT BY TRUSTEES

     Any person dealing with the Trustees shall be fully protected in relying on the Trustees' certificate signed by any one or more of the Trustees that they have authority to take any action under the Trust. Any person dealing with the Trustees shall be fully protected in relying on the Trustees' certificate setting forth the facts concerning the calling of any meeting of Beneficiaries, the giving of notice thereof and the action taken at such meeting, including the aggregate Beneficial Interest of the Beneficiaries taking such action.

ARTICLE IX.   COMPENSATION OF TRUSTEES

     9.1      AMOUNT OF COMPENSATION

     In lieu of commission or other compensation fixed by law for trustees, the Trustees shall each receive as compensation for services hereunder $2,400 per year and $500 per meeting.

     9.2      EXPENSES

     Each Trustee shall be reimbursed from the Trust Estate for all expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

ARTICLE X.    TRUSTEES AND SUCCESSOR TRUSTEES

     10.1     NUMBER OF TRUSTEES

     Subject to the provision of Section 10.3 relating to the period ending the appointment of a successor Trustee, there shall always be two Trustees of the Trust, each of whom shall be a citizen and resident of, or a corporation that is incorporated under the laws of, a state of the United States, and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Washington.


--------------------------------------------------------------------------------
APPENDIX I TO EXHIBIT A.                                                 PAGE 14

     10.2     RESIGNATION AND REMOVAL

     Any Trustee may resign and be discharged from the Trust hereby created by giving written notice thereof to the remaining Trustee. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least two-thirds of the total Beneficial Interests.

     10.3     APPOINTMENT OF SUCCESSOR

     Should at any time a Trustee resign or be removed, or die or become mentally incompetent or bankrupt, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Trustee. If such a vacancy is not filled by the remaining Trustee within 30 days, the Trustee shall promptly give notice of such vacancy to the Beneficiaries and the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee by Beneficiaries owning a majority of the Beneficial Interests represented at the meeting. Pending the appointment of a successor Trustee, the remaining Trustee then serving may take any action as required.

     10.4     ACCEPTANCE OF APPOINTMENT BY A SUCCESSOR TRUSTEE

     Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment and shall deliver one counterpart thereof to the other Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of his predecessor in the Trust hereunder with like effect as if originally named herein, but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustee, execute an instrument or instruments conveying and transferring to such successor Trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by him hereunder.

     10.5     BONDS

     Unless required by the Board prior to the Effective Date, or unless a bond is required by law, no bond shall be required of any original or successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries or unless required by the Board. If a bond is required by the Board or by a majority vote of the Trustees, the Board or the Trustees,


--------------------------------------------------------------------------------
                                                                         PAGE 15
as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

ARTICLE XI.   CONCERNING BENEFICIARIES

     11.1     LIMITATION ON SUITS BY BENEFICIARIES

     No Beneficiary shall have any right by virtue of any provisions of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Estate or the agreements relating to or forming part of the Trust Estate, and the Beneficiaries do hereby waive any such right, unless Beneficiaries having an aggregate Beneficial Interest of 33.5% shall have made written request upon the Trustees to institute such action or proceeding in their own names as Trustees hereunder and shall have offered to the Trustees reasonable indemnity against the costs and expenses to be incurred therein or thereby, and the Trustees for 30 days after their receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding.

     11.2     REQUIREMENTS OF UNDERTAKING

     The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that the provisions of this Section 11.2 shall not apply to any suit by the Trustees.

ARTICLE XII.  MEETING OF BENEFICIARIES

     12.1     PURPOSE OF MEETINGS

     A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article XII for the purposes of taking any action that the terms of this Agreement permit Beneficiaries having a specified aggregate Beneficial Interest to take either acting alone or with the Trustees.

     12.2     MEETING CALLED BY TRUSTEES

     The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and such place within or outside the State of Washington as the Trustees


--------------------------------------------------------------------------------
                                                                         PAGE 16
shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 days or less than 10 days before such meeting is to be held to all the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

     12.3     MEETING CALLED ON REQUEST OF BENEFICIARIES

     Within 30 days after written request to the Trustees by Beneficiaries having an aggregate Beneficial Interest of 33.5% to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of
Section 12.2 to call a meeting of the Beneficiaries. If the Trustees fail to call such a meeting within such 30-day period, then such meeting may be called by Beneficiaries having an aggregate Beneficial Interest of 33.5% or their designated representative.

     12.4     PERSONS ENTITLED TO VOTE AT MEETING OF BENEFICIARIES

     Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The vote of each Beneficiary shall be in proportion to his proportionate Beneficial Interest in the Trust Estate.

     12.5     QUORUM
     At any meeting of Beneficiaries, the presence of Beneficiaries having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum is present, Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.
Any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

     12.6     CONDUCT OF MEETINGS

     The Trustees shall appoint the Chairman and the Secretary of the meeting. The vote on any resolution submitted to any meeting of Beneficiaries shall be by written ballot. Two Inspectors of Votes, appointed by the Chairman of the meeting, shall


--------------------------------------------------------------------------------
                                                                         PAGE 17
count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.

     12.7     RECORD OF MEETING

     A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

ARTICLE XIII. AMENDMENTS

     13.1     CONSENT OF BENEFICIARIES

     In addition to any amendments otherwise authorized herein, the Trustees may, either in their sole discretion and without the consent of any of the Beneficiaries, or at the direction of Beneficiaries having an aggregate Beneficial Interest of at least two-thirds of the total Beneficial Interests, add or delete any provisions of this Agreement so that the Trust constitutes a "liquidating trust" for federal income tax purposes, or otherwise add to, delete or modify any provisions of this Agreement; provided, however, that no such amendment shall cause the Trust not to constitute a "liquidating trust" or shall affect the Beneficiaries' right to receive their pro rata shares of the Trust Estate at the time of distribution. The Trustees shall promptly make and execute a declaration effecting any such amendment.

     13.2     NOTICE AND EFFECT TO AMENDMENT

     Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries, or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.


--------------------------------------------------------------------------------
                                                                         PAGE 18

ARTICLE XIV.  MISCELLANEOUS PROVISIONS

     14.1     FILING DOCUMENTS

     This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be filed in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same place where the original Agreement is filed or recorded. The Trustees shall file or record any instrument that relates to any change in the office of Trustees in the same place where the original Agreement is filed or recorded.

     14.2     INTENTION OF PARTIES TO ESTABLISH TRUST

     This Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership or joint venture of any kind for purposes of federal income taxation or for any other purpose. Except as otherwise contemplated by Section 3.3, this Agreement is intended to create a trust without transferable shares and the trust created hereunder shall be governed and construed in all respects as a trust.

     14.3     LAW AS TO CONSTRUCTION

     This Agreement shall be governed by and construed in accordance with the laws of the State of Washington; the Trustees and the Beneficiaries (by their vote with respect to the Plan of Complete Liquidation and Dissolution and/or their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

     14.4     SEPARABILITY

     In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.


--------------------------------------------------------------------------------
                                                                         PAGE 19

     14.5     NOTICES

     Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if given by being deposited, postage prepaid, in a post office or letter box addressed to such person at his address as shown in the records of the Trustees.

     14.6     COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this _____ day of ______________, 1997.


DELTA HOLDING, INC.                     TRUSTEES:



By
  ---------------------------------     ----------------------------------------
                                        Gordon Cheadle
Title
     ------------------------------
                                        ----------------------------------------
                                        James F. Johannes


                                        ----------------------------------------
                                        Maynard G. Norman


--------------------------------------------------------------------------------
                                                                         PAGE 20

                                      SCHEDULE 1
                            TO LIQUIDATING TRUST AGREEMENT
                                OF DELTA HOLDING, INC.



[List of the assets of Delta Holding, Inc. being transferred to the liquidating trust]







--------------------------------------------------------------------------------

                                                              PRELIMINARY COPIES

------------------------------------------------------------------------------------------------------------------------------------

                                                             DELTA HOLDING, INC.
                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                                                 SHAREHOLDERS TO BE HELD ON MARCH 26,  1997


     The undersigned hereby appoints Gordon Cheadle, James F. Johannes and Maynard G. Norman, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock held by the undersigned on February 1, 1997, at the Special Meeting of Shareholders to be held on March 26, 1997, or any adjournments thereof.

             YOUR VOTE IS IMPORTANT.  PROMPT RETURN OF THIS PROXY WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.

                        The Board of Directors recommends a vote "FOR" Item 1 and "FOR Gordon Cheadle as the Class A
                             Director," "FOR Maynard G. Norman as a Class B Director" and "FOR Terry L. Switzer
                                                      as a Class B Director" in Item 2.

1.     Plan of Liquidation and Dissolution

                 / /  FOR            / /  AGAINST             / /  ABSTAIN

2.     Election of Directors:

                 Class A
                 -------

                 / /  FOR Gordon Cheadle as the Class A       / /  WITHOLD AUTHORITY to vote
                      Director                                     for Gordon Cheadle as the Class A Director

                 Class B
                 -------

                 / /  FOR Maynard G. Norman as a Class B      / /  WITHOLD AUTHORITY to vote
                      Director                                     for Maynard G. Norman as a Class B Director

                 / /  FOR Terry L. Switzer as a Class B       / /  WITHOLD AUTHORITY to vote
                      Director                                     for Terry L. Switzer as a Class B Director

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.  This Proxy, when properly executed and delivered, will be voted in the manner directed herein by the undersigned.  If no direction is made, the
Proxy will be voted "FOR" the approval of the Plan of Liquidation and Dissolution in Item 1 and "FOR" Gordon Cheadle as the Class A
Director," "FOR" Maynard G. Norman as a Class B Director" and "FOR" Terry L. Switzer as a Class B Director" in Item 2.  Any shares of Common Stock not voted (whether by abstention, broker nonvote or otherwise) will have the same effect as a vote against the proposals.

------------------------------------------------------------------------------------------------------------------------------------

Please sign below exactly as your name appears on your stock certificate.  When shares are held jointly, each person should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  An authorized person should sign on behalf of a corporation, partnership or association and give his or her title.

                                                                      Dated :                    , 1997
                                                                             --------------------

                                                                      ---------------------------
                                                                                Signature


                                                                      ---------------------------
                                                                      Signature (if held jointly)
------------------------------------------------------------------------------------------------------------------------------------